Exhibit T3A.14

 This page shows an extract of the information present in the search which cannot be considered exhaustive, but which is purely for synthesis purposes  HISTORICAL VISA CAPITAL COMPANY  MILAN MONZA BRIANZA LODI Chamber of Commerce Business Register - Official Archive of the Chamber of Commerce               AEGERION PHARMACEUTICALS SRL.              5089T1               The QR Code allows you to check the correspondence between this document and the one stored at the time of extraction. For verification use the RI QR Code App or visit the official website of the Business Register.      PERSONAL DATA    Registered office address       PEC address       E-mail         MILAN (MI) VIALE ABRUZZI 94 CAP 20131 aegerionpharmaceuticalssrl@ legalmail.it aegerionpharmaceuticalssrl@ legalmail MI - 2500740 10840610017         Rea number Tax code and registration number to the Business Register VAT number Legal form               Date of incorporation Registration date Last protocol date President Council Administration   10840610017 limited liability company with a single member 29/11/2012 02/10/2017 18/01/2019 CHAN BARBARA YIM Company Representative                              ACTIVITY'          BUSINESS IN FIGURES              Share capital Employees at 09/30/2018 Members Directors Holders of offices Statutory auditors, supervisory bodies Local units Practices sent in the last 12 months Share transfers Head office transfers Equity investments (1)   10,000.00 2 1 2 7 0      1 4      1 2 -   Activity status Activity start date Prevailing activity   ATECO code NACE code Import export business Network contract Albi roles and licenses Registers and environmental records   active 23/01/2014 product marketing services pharmaceuticals marked with mark of the corporate group of membership. 46.46.1 46.46 - - - -                                                         COMPANY CERTIFICATION      CONSULTABLE DOCUMENTS                    Balance sheets   - -   SOA certifications Certifications of QUALITY'   booklet Statute Other acts   2017 - 2016 - 2015 - 2014 - 2013 Yup Yup 50

 Service created by InfoCamere on behalf of the Italian Chambers of Commerce Document n . T 307611683 extracted from the Business Register on date 02/26/2019

 Business RegisterAEGERION PHARMACEUTICALS SRL.  Official archive of the Chamber of Commerce Document n . T 307611683Tax Code 10840610017 extracted from the Business Register on 02/26/2019       Index            1 seat ............................................................................................ 2         2 Information by statute / memorandum of incorporation .............. 2         3 Capital and financial instruments ............................................... 4         4 Shareholders and holders of rights to shares and quotas .......... 4         5 Directors ..................................................................................... 5         6 Holders of other offices or qualifications ..................................... 11         7 Activities, roles and registers licenses ........................................ 22         8 Secondary offices and local units ............................................... 23         9 History of changes ...................................................................... 23         10 Business update ....................................................................... 100    1 location          Registered office addressMILAN (MI) VIALE ABRUZZI 94 CAP 20131 PEC addressaegerionpharmaceuticalssrl@legalmail.it E-mailaegerionpharmaceuticalssrl @Legalmail VAT number10840610017 Economic repertory numberMI - 2500740 administrative (REA)      company of origin    Province of origin: MODENA Number of administrative economic directory: MO - 396839     2 Information from the articles of association / articles of association          Business RegisterTax code and registration number: 10840610017 Registration date: 02/10/2017 sections: Registered in the ORDINARY section Constitution extremesDate of establishment: 11/29/2012 Administration systemboard of directors (in office) Corporate purposeTHE COMPANY HAS FOR OBJECT, IN THE LIMITS OF LAW AND SUBORDINATELY TO POSSESSIONOF ANY AUTHORIZATIONS PRESCRIBED BY THE APPLICABLE LAW:- MARKETING, DISTRIBUTION, PROMOTION, IMPORT-EXPORT OF MEDICINAL PRODUCTS...Other statutory referencesCorporate groups      Constitution extremes

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      Business Register registration  sections  exercises expiry  accounting administration and control system  administrative forms  Corporate purpose  Powers  powers associated with the office of Board of Directors    Tax code and registration number: 10840610017 of the Business Register of MILAN MONZA BRIANZA LODI Enrollment date: 02/10/2017   Registered in the ORDINARY section on   10/12/2012 Date of establishment: 11/29/2012 constituent informations  Administration and control systemduration: INDETERMINATE duration of the company  First financial year deadline: 12/31/2013 Subsequent financial years: 31/12 Days of extension of the terms for approval of the financial statements: 60   System of administration adopted: collegiate multi-person administration   board of directors (in charge)   THE COMPANY HAS FOR OBJECT, IN THE LIMITS OF LAW AND SUBORDINATELY TO THE POSSESSION OF ANY AUTHORIZATIONS PRESCRIBED BY THE REGULATORY REGULATIONS IN FORCE: - THE MARKETING, DISTRIBUTION, PROMOTION, IMPORT-EXPORT OF MEDICINAL PRODUCTS AND PHARMACEUTICALS, INCLUDING IVI, ACTIVE PRINCIPLES AND INTERMEDIATE PRODUCTS , MEDICAL DEVICES, VACCINES, SERUMS, CHEMICALS AND ANY OTHER SIMILAR PRODUCT. THE COMPANY MAY ALSO, PERFORM AND / OR SPONSORIZE AND / OR FINANCE ANY KIND OF EXPERIMENTATION OR CLINICAL STUDY (INCLUDING THE OBSERVATIONS) IN ITALY OR ABROAD IN RELATION TO THE PRODUCTS ABOVE. FOR THE ACHIEVEMENT OF SOCIAL PURPOSES AND, THEREFORE, WITH A JUST FUNCTIONAL CHARACTER AND, THEREFORE, ABSOLUTELY IN A NON-PREVALENT WAY AND WITHOUT REFERRING TO THE PUBLIC AND, HOWEVER, IN RESPECT OF THE LAW N. 1/1991, N. 197/1991 AND OF THE D. THE. VO N. 385/93, THE COMPANY 'WILL BE ABLE TO PERFORM ALL THE COMMERCIAL, INDUSTRIAL, FINANCIAL OPERATIONS, BOTH FURNITURE AND REAL ESTATE, USEFUL OR REQUIRED FOR ACHIEVING THE SOCIAL OBJECT, AS WELL AS TAKE INTERESTS AND SHAREHOLDINGS, EVEN SHARES, IN OTHER COMPANIES, COMPANIES OR INSTITUTIONS BOTH ITALIAN AND FOREIGN, HAVING SIMILAR PURPOSES OR RELATED TO THEIR OWN; IN RESPECT OF THE ABOVE LIMITATIONS THE COMPANY 'WILL, IN ADDITION, CONTRIBUTE LOANS AND MORTGAGES OF ANY AMOUNT TO BANKS, PUBLIC AND PRIVATE CREDIT INSTITUTIONS AND GIVE FIDEJUSSIONI, AVALLI, IPOTECHE AND OTHER GUARANTEES IN GENERAL, ALSO IN FAVOR OF THIRD PARTIES.  THE ADMINISTRATIVE BODY HAS THE MOST WIDE POWERS FOR THE ORDINARY AND EXTRAORDINARY MANAGEMENT OF THE COMPANY, WITH THE FACULTY OF CARRYING OUT ALL THE ACTS THAT YOU NEED AND / OR APPROPRIATE FOR THE IMPLEMENTATION AND THE ACHIEVEMENT OF SOCIAL PURPOSE, EXCLUDED ONLY THOSE WHO THE LAW OR THIS STATUTE RESERVES FOR THE MEMBERS 'DECISION.THE BOARD OF DIRECTORS, SAVE THE POWERS THAT ARE NOT DELEGABLE UNDER THE LAW, MAY DELEGATE THEIR OWN ATTRIBUTIONS AND POWERS TO THE PRESIDENT OR OTHER MEMBERS OF IT.THE ADMINISTRATIVE BOARD MAY ALSO APPOINT, BETWEEN ITS MEMBERS, AN EXECUTIVECOMMITTEE TO IT, DELIVERING ITS ATTRIBUTIONS AND POWERS OF ITS OWN, ALL OF THE EXTENT ALLOWED BY ARTICLE 2381 OF THE CIVIL CODE.THE BOARD OF DIRECTORS CAN APPOINT GENERAL DIRECTORS, TECHNICAL AND

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017           CATEGORIES OF ACTS, FIXING EVENTUALLY THE DEVICES.THE SOCIAL SIGNATURE AND THE LEGAL REPRESENTATION OF THE COMPANY, IN FRONT OF THE THIRD PARTIES AND IN JUDGMENT, RESULT IN ACCORDANCE WITH THE CHOICE OF ADMINISTRATION:TO THE PRESIDENT OF THE BOARD OF DIRECTORS AND THE VICE-PRESIDENTS, IF NOMINATED;WITHIN THE LIMITS OF THE POWERS OR DELEGATES GIVEN, THE SOCIAL SIGNATURE ANDTHE LEGAL REPRESENTATION OF THE COMPANY SHALL ALSO APPEAR TO THE MANAGING DIRECTORS, THE MEMBERS OF THE EXECUTIVE COMMITTEE, THE GENERAL MANAGERS, THEPROCURATORS AND THE DIRECTORS OF THE BOARD OF DIRECTORS TO CARRY OUT A SPECIFIC ACT, IN ANY CASE, IN RESPECT OF THE SIGNATURE ARRANGED BY THE APPOINTMENT.      distribution of profits and losses among shareholders    THE NET PROFITS RESULTING FROM THE BUDGET WILL BE SO DIVIDED:5% (FIVE PERCENT) TO THE RESERVE FUND, IN THE LIMITS REFERRED TO IN ARTICLE 2430 OF THE CIVIL CODE;THE REMAINING PART TO THE MEMBERS IN PROPORTION TO THE PARTICIPATIONFROM EACH OWNED, EXCEPT FOR DIFFERENT DELIBERATION OF THE ASSEMBLY IN THE LIMITS ALLOWED BY THE LAW.      Other statutory references          withdrawal clauses    Information in the statute / articles of association       pre-emption clauses    Information in the statute / articles of association       clauses    Information in the statute / articles of association       corporate groups    THE COMPANY DECLARES TO BE SUBJECT TO THE OTHER ACTIVITY OF MANAGEMENT AND COORDINATION PURSUANT TO ART.2497 BIS CC      3 Capital and financial instruments            Share capital in EuroContributions and benefits    approved: 10,000.00 signed: 10,000.00 paid: 10,000.00 Contributions in cash INFORMATION PRESENT IN THE STATUTE / CONSTITUENT ACT              4 Shareholders and holders of rights to shares and quotas            Summary of the composition of the company and of the other holders of rights to shares or quotas on 09/25/2017

     Business RegisterAEGERION PHARMACEUTICALS SRL.  Official archive of the Chamber of Commerce Document n . T 307611683Tax Code 10840610017 extracted from the Business Register on 02/26/2019                 The chart and the table below are a summary of the ownership structure of the company relative to property rights only, which does not replace the actual legal advertising provided by the following shareholders list, where any quota restrictions are also reported.             Member Value% Type right             AEGERION PHARMACEUTICALS LIMITED   10,000.00   100 %   property'

 List of shareholders and other holders of shares or shares on 09/25/2017        practice with the act of 09/14/2017    Filing date: 09/25/2017 Protocol date: 25/09/2017         Protocol number: MI-2017-818533     social capital    Share capital declared on the form with which the list of shareholders was filed: 10,000.00 euros         Nominal share: € 10,000.00 Of     Property'    which paid: € 10,000.00         Citizenship: Great Britain     AEGERION PHARMACEUTICALS    Type of right: property'     LIMITED    Domicile of the owner or common representative        UXBRIDGE LAKESIDE HOUSE, FURZEGROUND 1 (GREAT BRITAIN)         LIST OF MEMBERS TRANSFERRED TO THE CCIAA OF TO, PROT.2014 / 9310 - MEMBERS LIST    Note    TRANSFERRED BY THE PROVINCE OF MO, PROT.2014 / 5181    5 Directors          President CouncilCHAN BARBARA YIM Company representative Administration CouncilorHARSHBARGER BENJAMIN SCOTT

             Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017    Administrative form adoptedboard of directorsNumber of directors in office: 2 Administrators listChairman of the Board of DirectorsCHAN BARBARA YIMCompany representative Born in HONG KONG HONG-KONG on 08/13/1963 Tax ID: CHNBBR63M53Z221A Citizenship United States of America domicileMILAN (MI) VIALE ABRUZZI 94 CAP 20131 chargeadviserAppointed by deed dated 12/10/2017. Registration date: 10/31/2017 Duration in office: until revocation Charge presentation date: 10/26/2017 powersBY ACT OF 13.10.2017 THE FOLLOWING POWERS ARE CONFERRED TO BE EXERCISED SEPARATELY AND WITH A SINGLESIGNATURE, EXCEPT AS DIFFERENTLY INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATE OF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY,INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR APPROVAL OF ANOTHER DIRECTOR OF THE COMPANY, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC.PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND SOCIAL SECURITY STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.

     Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING INRELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING ANDREMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OFLIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, BANKS, CREDIT OR FINANCIAL INSTITUTIONS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.THE DELEGATION OF THE POWERS CONTAINED IN THE ABOVE MUST BE INTENDED AT AN INDETERMINATE TIME AND MAY BE REVOKED AT ANY TIME AND WITHOUT THE NEED FOR ANNOUNCEMENT BY THE BOARD OF DIRECTORS; THE DELEGATION MUST BE AUTOMATICALLY WITHDRAWN IN THE EVENT OF TERMINATION, FOR ANY CAUSE BY MRS BARBARA YIM CHAN FROM THE OFFICE OF THE DIRECTOR OF THE COMPANY'.chargechairman of the board of directors Appointed with the deed of 30/01/2018 Registration date: 02/27/2018 Duration in office: until revocation      CouncilorHARSHBARGER BENJAMIN SCOTT  Born in MASSACHUESETTS UNITED STATES AMERICA on 20/05/1968 Tax ID: HRSBJM68E20Z404C United States of America citizenship

     Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017    domicileMILAN (MI) VIALE ABRUZZI 94 CAP 20131    chargeadviser  Appointed with deed of 30/01/2018 Registration date: 02/27/2018 Duration in office: until revocation Charge presentation date: 02/22/2018 powersWITH ACT 01/31/2018, THEY ACCEPT,PURSUANT TO ARTICLE 20 OF THE COMPANY STATUTE, THE FOLLOWING POWERS MANAGINGTHE COMPANY. BENJAMIN SCOTT HARSHBARGER, A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY, TO EXERCISE AND SIGN WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATEOF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR APPROVAL OF ANOTHER DIRECTOR OF THE COMPANY, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC.PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE REQUIRED, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORKING CONTRACTS, MODIFY THE TERMS OF THE ABOVE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      EMPLOYMENT CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATINGINCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND SOCIAL SECURITY STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING PROCURATORS TO THE SITES AND DEFENSORS, AT THIS END; APPOINTING REFERENCES ALSO IN THE END OF TRANSGERE AND SUBSCRIBING THE RELATED AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING INRELATION TO THE QUESTIONS THAT RELATE TO THEM.ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR THE PAYMENT DUE

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017           FROM THE COMPANY, THERE INCLUDED PAYMENTS RELEVANT TO THE ASSISTANCE ASSISTANCE CONTRIBUTIONS AND FOR THE EMPLOYEE STAFF, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGULE POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OFPOST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OFLIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, BANKS, CREDIT OR FINANCIAL INSTITUTIONS FOR MAXIMUM AMOUNTS OF EURO 75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.APPOINT AND REVOCATE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.    6 Holders of other offices or qualifications          Sole  AEGERION PHARMACEUTICALS LIMITED       Procurator  FINGLISS CHRISTOPHER PATRICK       Attorney  CHEDEKEL GARY SCOTT       Attorney  GREENLAND PAUL TIMOTHY CLIVE       Attorney  KIDD JANET LOUISE       Attorney  GIANFELICE NICOLA       Attorney  BERTHOLET MARC-OLIVIER     Sole shareholder  Aegerion  PHARMACEUTICALS LIMITED  seat  Status of establishment: GREAT BRITAIN UXBRIDGE LAKESIDE HOUSE, FURZEGROUND 1 GREAT BRITAIN

         Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017    chargesole shareholder  from 10/01/2014 Registration date: 01/23/2014      AttorneyFINGLISS CHRISTOPHER PATRICK  Born in MASSACHUSETTS UNITED STATES AMERICA on 09/20/1973 Tax code: FNGCRS73P20Z404I Citizenship Italy   domicileCAMBRIDGE ONE MAIN STREET SUITE 800 UNITED STATES AMERICA chargeattorneyAppointed by deed dated 10/26/2017. Registration date: 12/18/2017 Duration in office: until revocation powersUNDER THE DOCUMENT DEPOSIT OF THE NOTARY BERGAMO ELIO REP 16865/8079 ON 06.11.2017 THE COMPANYAPPOINTEDMR. CHRISTOPHER PATRICK FINGLISS, WHICH PROCURATOR ACTA OF THE COMPANY, CONFIRMING THE FOLLOWING SPECIFIC POWERS TO BE EXERCISED WITH A DISSIGNATIVE AND WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTALACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS ANDSOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGULE POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OFPOST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, BANKS, CREDIT OR FINANCIAL INSTITUTIONS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY, THE COMPANY DEVELOPS ACTIVITIES WITH A VALID PROMISE AND OPERATED PROMISE.THE ABOVE POWERS WILL HAVE TO BE INTERPRETED IN THE WIDEST WAY TO ACHIEVE THE FINAL RESULT FOR WHICH THEY HAVE BEEN GIVEN.THE PROVISION OF THIS PROSECUTION SHOULD BE INTENDED AT AN IDETERMINATE TIME AND CAN BE REVOKED AT ANY TIME AND WITHOUT THE NEED FOR NOTICE FROM THE

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      BOARD OF DIRECTORS OF THE COMPANY'.****************************************************  AttorneyCHEDEKEL GARY SCOTTBorn in MASSACHUSSETTS UNITED STATES AMERICA on 08/05/1962 Tax ID: CHDGYS62E08Z404Z Citizenship United States of America domicileCAMBRIDGE ONE MAIN STREET SUITE 800 MA 02142 UNITED STATES AMERICA chargeattorneyAppointed by deed dated 10/26/2017. Registration date: 12/18/2017 Duration in office: until revocation powersUNDER THE PROPOSED DOCUMENT DEPOSIT OF THE NOTARY BERGAMO ELIO REP 16865/8079 ON 06.11.2017 THE COMPANY THECOMPANY. GARY SCOTT CHEDEKEL, A CITIZEN OF THE UNITED STATES, AS PROCURATOR AT ACTA OF THE COMPANY, CONFIRMING THE FOLLOWING SPECIFIC POWERS TO BE EXERCISED WITH A SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FORTHE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTSDUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGULE POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATIONALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCINGESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, BANKS, CREDIT OR FINANCIAL INSTITUTIONS FOR MAXIMUM AMOUNTS OFEURO75,000 AND FOR HIGHER AMOUNTS, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.WITH PROMISE SIN OF VALID TIME AND OPERATED RATE.THE ABOVE POWERS WILL HAVE TO BE INTERPRETED IN THE WIDEST WAY TO ACHIEVE THE FINAL RESULT FOR WHICH THEY HAVE BEEN GIVEN.THE PROVISION OF THIS PROSECUTION SHOULD BE INTEGRATED AT ALL TIMES AND CAN BEREVOKED AT ANY TIME AND WITHOUT THE NEED FOR ANNOUNCEMENT BY THE COMPANY'S BOARD OF DIRECTORS'.*****************************************************

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      AttorneyGREENLAND PAUL TIMOTHY CLIVE  Born in LINCOLN GREAT BRITAIN on 09/10/1959 Tax code: GRNPTM59R09Z114X Great britain citizenship   domicileMILAN (MI) VIALE ABRUZZI 94 CAP 20131 chargeattorneyAppointed by deed dated 10/26/2017. Registration date: 12/18/2017 Duration in office: until revocation powersUNDER THE PROPOSED DOCUMENT DEPOSIT OF THE NOTARY BERGAMO ELIO REP 16865/8079 ON 06.11.2017 THE COMPANY THECOMPANY. PAUL TIMOTHY CLIVE GREENLAND, BRITISH CITIZEN, AS PROCURATOR AT ACTA OF THE COMPANY, CONFIRMING THE FOLLOWING SPECIFIC POWERS FROMEXERCISE ON AND SIGN WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENTDOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH MAY ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC.PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES ANDAUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANY NECESSARY WILL BE REQUIRED

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPANY ADMINISTRATOR, AS NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE WAGE, SUBSCRIBE THE RELATIVE WORKING CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED COMPANY ADMINISTRATOR, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY BUT NOT EXHAUSTIVE, TAX AND SOCIAL SECURITY STATEMENTS) AS NECESSARY FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY BUSINESS AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, EXCLUDING THE MANAGERS, AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN OFFICIAL OF THE COMPANY, EXCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTALACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIALSECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND OF THE

         Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on   02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OFREVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, BANKS, CREDIT OR FINANCIAL INSTITUTIONS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.WITH PROMISE SIN OF VALID TIME AND OPERATED RATE.THE ABOVE POWERS WILL HAVE TO BE INTERPRETED IN THE WIDEST WAY TO ACHIEVE THE FINAL RESULT FOR WHICH THEY HAVE BEEN GIVEN.THE PROVISION OF THIS PROSECUTION SHOULD BE INTEGRATED AT ALL TIMES AND CAN BE REVOKED AT ANY TIME AND WITHOUT THE NEED FOR ANNOUNCEMENT BY THE COMPANY'S BOARD OF DIRECTORS'.******************************************************  AttorneyKIDD JANET LOUISEBorn in WORKINGTON GREAT BRITAIN on 05/27/1969 Tax code: KDDJTL69E67Z114H Great britain citizenship domicileMILAN (MI) VIALE ABRUZZI 94 CAP 20131 chargeattorneyAppointed by the deed of 31/01/2018 Registration date: 06/03/2018 Duration in office: until revocation powersBY ACTING ON 01/31/2018 THE FOLLOWING SPECIFIC POWERS ARE GIVEN TO BE EXERCISED IN A DIFFERENT WAY AND WITHA SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENTDOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER,

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      IN TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH MAY ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC.PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES ANDAUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND ANDINTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE ACTIVITY OF THE COMPANY, FIX THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORKING CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE EXPECTED LAWS OF THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED COMPANY ADMINISTRATOR, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY BUT NOT EXHAUSTIVE, TAX AND SOCIAL SECURITY STATEMENTS) AS NECESSARY FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND BY ACCOUNT OF THE COMPANY ACCORDING TO ANY PRIESTS AND / OR CLAIMS RAISED BY AN EMPLOYEE OF THE COMPANY, EXCLUDING THE MANAGERS, AND MANAGING AND ADOPTING SUCH WARRANTIES OF THE FORECASTS AND PREVENTIVE AUTHORITIES AND

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPETENT TAXES, AS WELL AS TO REGIONAL, PROVINCIAL OR MUNICIPAL WORK OFFICES AND FORWARD THE COURTS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINTING CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO POWER TO RECONFIGURE THE VERTENCE, SUBSCRIBE ANY TRANSACTIONAL AGREEMENT WITH AN EMPLOYEE OF THE COMPANY, EXCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELEVANT RECEIVED.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEM.ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTALACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATEDAGREEMENTS, BANKS, CREDIT OR FINANCIAL INSTITUTIONS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH THE PRIOR AUTHORIZATION OF ANYADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017    AttorneyGIANFELICE NICOLABorn in CAMPOBASSO (CB) on 08/06/1966 Tax ID number: GNFNCL66H08B519H domicileMILAN (MI) VIALE ABRUZZI 94 CAP 20131 chargeattorneyAppointed by the deed of 31/01/2018 Registration date: 06/03/2018 Duration in office: until revocation powersBY ACTING ON 01/31/2018 THE FOLLOWING SPECIFIC POWERS ARE GIVEN TO BE EXERCISED IN A DIFFERENT WAY AND WITHA SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENTDOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH MAY ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC.PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES ANDAUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE ACTIVITY OF THE COMPANY, FIX THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORKING CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE EXPECTED LAWS OF THE ITALIAN LAW.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED COMPANY ADMINISTRATOR, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY BUT NOT EXHAUSTIVE, TAX AND SOCIAL SECURITY STATEMENTS) AS NECESSARY FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY BUSINESS AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, EXCLUDING THE MANAGERS, AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN OFFICIAL OF THE COMPANY, EXCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING INRELATION TO THE QUESTIONS THAT RELATE TO THEM.ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTSDUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE COMPANY'S MARKETER TO COMMUNICATE TO THE OFFICE OF REVENUE, FOR THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THE RELEVANT DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANY ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, BANKS, CREDIT OR FINANCIAL INSTITUTIONS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH THE PRIOR AUTHORIZATION OF ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.  AttorneyBERTHOLET MARC-OLIVIERBorn in GENEVA SWITZERLAND on 05/03/1963 Tax ID number: BRTMCL63E03Z133Y Swiss citizenship domicileEYSINS ROUTE DE CRASSIER 7 SWITZERLAND REGUS, LAKE GENEVA BUSINESS P. chargeattorneyAppointed by a document dated 02/03/2018 Registration date: 21/03/2018 Duration in office: until revocation powersBY ACT OF 2/03/2018 THE FOLLOWING SPECIFIC POWERS ARE GIVEN TO BE EXERCISED DISTINCTLY AND WITH SINGLESIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY AND (IN ANY EVENT) WITHIN THE MAXIMUM AMOUNT OF EURO 75,000, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS RELEVANT ASSISTANCE AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. THE PREDICTED POWER SHALL BE EXCLUSIVELY EXERCISED THROUGH TELEMATIC BANKING SERVICES (AND THEREFORE, THE POWER TO REQUEST AND USE CREDIT CARDS, AND THE POWER TO SIGN CHECKS IS EXCLUDED). THEREFORE, TRANSACTIONS OF OVER € 75,000 AND / OR ANY OPERATION TO THE DOOR REQUIRE THE PRIOR AUTHORIZATION BY ANY ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.;AUTHORIZE THE COMPANY'S TRADER TO COMMUNICATE TO THE OFFICE OF REVENUES, FOR THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FINAL DEADLINES AND THEIR DECLARATIONS DUE BY THE COMPANY'.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.

                                       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017    7 Activities, roles and licensesinsiders2 Start date of business activity 01/23/2014 Prevailing activityMARKETING SERVICES OF PHARMACEUTICAL PRODUCTS MARKED BY THE BRANDOF THECOMPANY GROUP OF MEMBERS.Activities  start of activity(historical information)  Start date of business activity: 01/23/2014      prevalent activity exercised by the company  MARKETING SERVICES OF PHARMACEUTICAL PRODUCTS MARKED BY THE BRAND OF THE COMPANY GROUP OF MEMBERS.  2007 classification of the main activity(source Revenue Agency)  code: 46.46.1 - wholesale of medicines Importance: prevalent carried out by the company      activity exercised in the registered office  MARKETING SERVICES OF PHARMACEUTICAL PRODUCTS MARKED BY THE BRAND OF THE COMPANY GROUP OF MEMBERS.  2007 ATECORI classification of the activity(source Revenue Agency)  code: 46.46.1 - wholesale of medicines Importance: primary Register of Companies    code: 70.22.09 - other business consultancy and other administrative- management consultancy and business planning importance: secondary Business Register      insiders(processing from INPS source)  Employees in the municipality of MILAN (MI)seat  Number of employees of the company in the year 2018 (Data as at 30/09/2018)                                                                                                                               I quarter  II quarter  III quarter  Value          average  Employees   1   2   2   2   Independents   0   0   0   0   Total   1   2   2   2            Employees               I quarter II quarter III quarter1 2 2                         Independents Total     0 1     0 2   0 2   Average value2 0 2

    Business RegisterAEGERION PHARMACEUTICALS SRL.  Official archive of the Chamber of Commerce Document n . T 307611683Tax Code 10840610017 extracted from the Business Register on 02/26/2019               8 Secondary offices and local units      Local Unit n. FI / 1VIALE GIUSEPPE MAZZINI 26 FLORENCE (FI)   CAP 50132                                                   Office Opening date: 01/01/2019       Local Unit n. FI / 1information extracted from the FIRENZE Business Registeraddress                    registration detailsATECORS 2007 classification of the activity(classification derived from the declared activity)  FLORENCE (FI) VIALE GIUSEPPE MAZZINI 26 CAP 50132 Economic Administrative Directory Number: FI - 663958 code: 46.46.1 - wholesale of medicines Importance: prevalent carried out by the company           9 History of the changes Fulfilled protocols  Year 2019 1 Year 2018 4 Year 2017 4    Protocols processed in the previous headquarters MO- 396839  Year 2017 7 Year 2016 7 Year 2015 5 Year 2014 9 Year 2013 1    Protocols processed in the previous headquarters TO- 1166250  Year 2014 3 Year 2013 5 Year 2012 1                Acts registered and / or deposited in the Business Register of MILAN MONZA BRIANZA LODIOffice protocol no. 21632/2019 of the 18/01/2019forms     UL - opening modification termination of local or corporate unit Number of models: 1

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      Protocol n. 280051/2018 of 06/25/2018forms  proceedings  Protocol n. 109992/2018 of 16/03/2018forms  proceedings  inscriptions  Protocol n. 90542/2018 of 01/03/2018forms  proceedings  inscriptions  B - deposit of financial statements and list of shareholdersabbreviated financial statements Act date: 12/31/2017 Filing date: 06/25/2018 C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.proxy appointments Act date: 02/03/2018 Registration date: 03/21/2018 notarized private deed: LA MONICA NICOLA, Registration date: 03/21/2018 BERTHOLET MARC-OLIVIER Tax ID number: BRTMCL63E03Z133Y APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED TO THE CHARGE OF PROCURATOR WITH ACT 02/03/2018 DURATION: UNTIL REVOCATIONC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 3 S2 - company modification, consortium geie, public body econ.delegated powers of the board of directors Act date: 01/31/2018 Registration date: 03/06/2018 other form attorneyAct date: 01/31/2018 Registration date: 03/06/2018 other form Registration date: 03/06/2018 HARSHBARGER BENJAMIN SCOTT Tax ID number: HRSBJM68E20Z404C ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)Registration date: 03/06/2018 KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED TO THE CHARGE OF PROCURATOR WITH ACT 01/31/2018 DURATION:

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      Protocol n. 80732/2018 of 02/22/2018forms  proceedings  inscriptions  GIANFELICE NICOLATax ID number: GNFNCL66H08B519H APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED TO THE CHARGE OF PROCURATOR WITH ACT 01/31/2018 DURATION: UNTIL REVOCATIONC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 3 S2 - company modification, consortium, public body econ.termination of directors Act date: 01/30/2018 Registration date: 02/27/2018 other form appointment / confirmation of directors Act date: 01/30/2018 Registration date: 02/27/2018 other form Registration date: 02/27/2018 CHAN BARBARA YIMTax ID number: CHNBBR63M53Z221A CHANGE YOUR DATAby: CHAN BARBARA YIM PREVIOUS VALUES:surname: CHAN NAME: BARBARA YIM CF: CHNBBR63M53Z221A DATE OF BIRTH: 08/13/1963 PLACE OF BIRTH: HONG KONG - HONG-KONGRegistration date: 02/27/2018 KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H TERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTMENT 29/04/2016 PRESENTATION DATE 28/05/2016 DURATION: UP TO REVOCATIONCHAIRMAN BOARD OF DIRECTORS ADMINISTRATION DATE 06/09/2017 PRESENTATION DATE 15/09/2017 DURATION: UNTIL REVOCATIONWITH THE FOLLOWING POWERS:BY ACT OF 05/07/2016 THE FOLLOWING POWERS ARE MANAGED BY EXERCISER WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATE OF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN ANDSUBMIT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN TERMS OFAND IN THE METHODS INDICATED IN THE RACE DOCUMENTATION AS WELL AS ALL

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      DOCUMENTATION REQUIRED AT ANY STAGE OF THE COMPETITION PROCEDURE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND SOCIAL SECURITY STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.MAKE AND / OR SUBSCRIBE DETACHMENT AND / OR TRANSFER OF

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, MANAGING THE RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE CONTRACTS OF ADMINISTRATION AS MADE NECESSARY FOR THE CONDUCT OF THE COMPANY'S ACTIVITY, ACT IN THE NAME COMPANIES AHEAD OF COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO EMPLOYEES OF THE COMPANY'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FORTHE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCINGESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADECHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.Registration date: 02/27/2018 CHAN BARBARA YIMTax ID number: CHNBBR63M53Z221A APPOINTMENT OF CHARGE OF:PRESIDENT BOARD OF DIRECTORS DURATION: UP TO REVOCATIONRegistration date: 02/27/2018 HARSHBARGER BENJAMIN SCOTT Tax ID number: HRSBJM68E20Z404C APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH HE HAS RECEIVED NEWS ON 01/30/2018 TO THE OFFICE OF THE BOARD OF DIRECTORS OF 30/01/2018 DURATION: UNTIL THE WITHDRAWAL OF THE PRESENTATION 22/02/2018

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      Protocol n. 888110/2017 of 11/17/2017forms  proceedings  inscriptions    C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 7 S2 - company modification, consortium geie, public body econ.  attorneyAct date: 06/11/2017 Registration date: 12/18/2017 public deed notary: BERGAMO ELIO Repertory No: 16865/8078 Location: ROME (RM) Registration No.: 32267 of 11/16/2017 Place of registration: ROMA (RM) Registration date: 12/18/2017 SWAN ALEXANDER GEORGE Tax ID number: SWNLND64T13Z114I TERMINATION OF CHARGE OR QUALIFICATION OF:SPECIAL PROCURATOR APPOINTED 07/07/2014 DURATION: UNTIL THE REVOCATION WITH THE FOLLOWING POWERS:, WITH SINGLE SIGNATURE POWER, THE FOLLOWING POWERS AND IN THE LIMITS INDICATED HERE:TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, INCLUDING THE MANAGERS, AS YOU NEED TO PERFORM THE ACTIVITY OF THE COMPANY, SET THE COMPENSATION AND THE WAGE, SUBSCRIBE THE RELATIVE WORKING CONTRACTS, MODIFY THE TERMS OF THE ABOVE CONTRACTS WORK UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF ALL COMPENSATION, SALARY, TAX, SUPPLEMENTARYCONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING MANAGERS, ALLOCATING INCOMES OF COMPENSATION AND WAGES TO EMPLOYEES OF THE COMPANY, INCLUDING MANAGERS, IMPLEMENTING ANY VARIABLE REMUNERATION FORM, MANAGE I RELATIONSHIPS WITH THE TAX AUTHORITIES AND ANNOUNCEMENTS AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF THE COMPANY'S EMPLOYEES (INCLUDING IVI, EXEMPLARY  BUT NOT EXHAUSTIVE, FISCAL AND PREDICTIONAL STATEMENTS) AS NECESSARY FOR THE CONDUCT OF 'ACTIVITIES OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, INCLUDING THE MANAGERS, AND ACTING IN THE NAME AND FOR THE COMPANY BY THEREPRESENTATIVES OF THE COMPANY OR BY THE BOARD OF TRADE UNION ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND COMMITTING THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY'S REPRESENTATION THROUGH ANY CLAIM AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING IMANAGERS AND MANAGING AND RECONCILING SUCH REFERENCES TO THE AUTHORITIES'

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPETENT ESTIMATES AND TAXES, AS WELL AS REGARDS THE REGIONAL, PROVINCIAL OR MUNICIPAL WORK OFFICES AND FORWARD THE COURTS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINTMENT OF CONSULTANTS, LAWYERS AND PROSECUTORS CONFIRMING THEM EVERY NECESSARY TO POWER TO RECONCILE THE VERTENCE, SUBSCRIBE ANY TRANSACTIONAL AGREEMENT WITH AN OFFICIAL OF THE COMPANY, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RECEIVED.THE COMPANY SPECIFICALLY AUTHORIZES THE PROCURATOR TO CONTRACT WITH ITSELF AND/ OR IN CONFLICT OF INTEREST, IN ITS OWN OR AS A REPRESENTATIVE OF ANOTHER PART, IN DEROGATION FROM ARTICLES 1394 AND 1395 OF THE CIVIL CODE.ALL THE POWERS OF THE ABOVE MAY BE EXERCISED, WITH FULL POWER OF REPRESENTATION AND ACTION IN THE NAME AND FOR THE COMPANY, BOTH IN ITALY AND ABROAD, EVEN FOR THE COURTS, THE COURT OF ARBITRATION, THE TAX AUTHORITIES AND AT THE COURT OF EMPLOYMENT AND EACH OTHER JUDICIAL AUTHORITY, AT ALL PHASES AND LEVEL OF PROCEDURE, INCLUDING ALL THE HIGHER SHORTS AND FOR ALL OFFICES AND BODIES OF PUBLIC OR PRIVATE LAW, INCLUDING, IN AN EXEMPLARY AND NON-EXHAUSTIVE WAY, THE REGISTER OF COMPANIES , THE CHAMBER OF COMMERCE, THE VAT OFFICE, THE REVENUE AGENCY AND TRADE UNION REPRESENTATIVES OR TRADE UNION SECTOR ORGANIZATIONS. THE COMPANY IS UNDERTAKEN TO RATIFY AND FEEL VALID SINCE NOW ALL THE ACTS THAT THE ABOVE SPECIAL PROSECUTOR WILL MAKE OR WHICH LEGITIMATELY WILL MAKE THATTHEY ARE, IN CONFORMITY WITH THE POWERS PROVIDED TO HIM IN VIRTUE THAT PROCURE. THE ABOVE POWERS WILL HAVE TO BE INTERPRETED IN THE WIDEST WAY TO ACHIEVETHE FINAL RESULT FOR WHICH THEY HAVE BEEN GIVEN.IN CASE OF DISCREPANCY OF THE TEXTS, THE ITALIAN TEXT WILL BE FOLLOWEDRegistration date: 12/18/2017 BERTELLI MASSIMOTax ID number: BRTMSM73S22C207A TERMINATION OF CHARGE OR QUALIFICATION OF:PROCURATOR APPOINTMENT DATE 01/27/2016 DURATION: UNTIL THE REVOCATION WITH THE FOLLOWING POWERS:WITH POWERS OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR THE ACCOUNT OF THE AEGERION PHARMACEUTICALS SRL IN ITALY AND ABROAD IN THE LIMITS OFDELEGATIONS AND OF THE ASSIGNED ATTRIBUTIONS, FROM TIME TO TIME FROM THE BOARD OF DIRECTORS OF THE COMPANY'Registration date: 12/18/2017 KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H TERMINATION OF CHARGE OR QUALIFICATION OF:SPECIAL PROCURATOR DATE APPOINTED 13/07/2016ALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 05/07/2016 THE FOLLOWING POWERS ARE MANAGED BY EXERCISER WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATEOF SUCH BOOKS.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PAY FOR ALL PAYMENTS, SALARIES, TAXES, SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS,

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      ALLOCATE INCREASES OF COMPENSATION AND WAGES TO EMPLOYEES OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR IS NECESSARY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AUTHORITIES AND ENTITLEMENTS AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF EMPLOYEE EMPLOYEES (INCLUDING IVI, EXEMPLARY BUT NOT EXHAUSTIVE, FISCAL AND PREDICTIONAL STATEMENTS) AS NECESSARY FOR THE COMPANY'S ACTIVITY, INCLUDING MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHERADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THECOMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED TO PERFORM SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEPT

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      EURO 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATEDAGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOCATE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR ACCOUNT OF AEGERIONPHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELEGES AND ATTRIBUTIONS GIVEN, ONCE AT A TIME, BY THE COMPANY'S BOARD OF DIRECTORS'.THE COMPANY IS UNDERTAKEN TO RATIFY AND RETURN ALL SINCE NOW

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017           ACTS THAT THE ABOVE SPECIAL PROSECUTOR WILL BE READY TO HAVE OR TO BE LEGALLY MADE THAT THEY ARE STILL IN SITE, WHICH HAS ALREADY PLACED STARTING FROM THE DATE OF CONFERRAL OF THE RELATED DELEGES AND DUTIES FROM THE BOARD OF DIRECTORS OF THE COMPANY, WITHIN THE POWERS OF POWERS TO HIM PROVIDED IN VIRTU OF THIS PROCURE.THE PRESENT PROCURE, AS REFERRED TO IN POINT III), MAY BE REVOLVED UNILATERALLY AND AT ANY TIME BY THE COMPANY'.     Registration date: 12/18/2017 SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H TERMINATION OF CHARGE OR QUALIFICATION OF:SPECIAL PROCURATOR DATE APPOINTED 13/07/2016 WITH THE FOLLOWING POWERS:POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR ACCOUNT OF AEGERION PHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELAGATIONS AND ATTRIBUTIONS GIVEN, ONCE AT A TIME, BY THE COMPANY'S BOARD OF DIRECTORS'.THE COMPANY IS UNDERTAKEN TO RATIFY AND FEEL VALID SINCE NOW ALL THE ACTS THAT THE ABOVE SPECIAL PROSECUTOR WILL MAKE OR WHICH LEGITIMATELY IS SO THAT THEY WILL BE STILL, WHICH HAS ALREADY PUT IN BEHIND DATE OF PROVISION OF THE RELATED DELEGATIONS AND DUTIES OF THE COMPANY'S BOARD OF DIRECTORS, WITHIN THE LIMITS OF THE POWERS IT IS SIGNED IN THE VIRTUES OF THIS PROCURE.THE PRESENT PROCURE, AS REFERRED TO IN POINT IV), MAY BE REVOLVED UNILATERALLY AND AT ANY TIME BY THE COMPANY'.     Registration date: 12/18/2017 FINGLISS CHRISTOPHERPATRICK Fiscal code: FNGCRS73P20Z404I APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED TO THE CHARGE OF PROCURATOR WITH ACT OF 10/26/2017 DURATION: UNTIL REVOCATION     Registration date: 12/18/2017 CHEDEKEL GARY SCOTTTax ID number: CHDGYS62E08Z404Z APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED TO THE CHARGE OF PROCURATOR WITH ACT OF 10/26/2017 DURATION: UNTIL REVOCATION     Registration date: 12/18/2017 GREENLAND PAUL TIMOTHYCLIVE Tax code: GRNPTM59R09Z114X APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED TO THE CHARGE OF PROCURATOR WITH ACT OF 10/26/2017 DURATION: UNTIL REVOCATION

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      Protocol n. 863112/2017 of 10/27/2017forms  proceedings  inscriptions  Protocol n. 862527/2017 of 10/26/2017forms  proceedings  inscriptions  C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.delegated powers of the board of directors Act date: 10/13/2017 Registration date: 10/31/2017 other form Registration date: 10/31/2017 CHAN BARBARA YIMTax ID number: CHNBBR63M53Z221A ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)C4 - com. single presented for the purposes of re and revenue agency P - entry into the register of deeds and facts relating to persons Number of models: 2 S2 - company modification, consortium, public body econ.termination of directors Act date: 12/10/2017 Registration date: 10/31/2017 other form appointment / confirmation of directors Act date: 12/10/2017 Registration date: 10/31/2017 other form Registration date: 10/31/2017 SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H TERMINATION OF CHARGE OR QUALIFICATION OF:ADVISER DATE APPOINTMENT 12/01/2017 PRESENTATION DATE 10/02/2017, DURATION: UP TO REVOCATIONALLOCATED POWERS:PREVIOUS POWERS:POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR ACCOUNT OF AEGERION PHARMACEUTICALS SRL, BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELEGATIONS AND ATTRIBUTIONS GIVEN, ONCE AT A TIME, BY THE COMPANY'S BOARD OF DIRECTORS'.THE COMPANY IS UNDERTAKEN TO RATIFY AND FEEL VALID SINCE NOW ALL THE ACTS THAT THE ABOVE SPECIAL PROSECUTOR WILL MAKE OR WHICH LEGITIMATELY IS SO THAT THEY WILL BE STILL, WHICH HAS ALREADY PUT IN BEHIND DATE OF PROVISION OF THE RELATED DELEGATIONS AND DUTIES OF THE COMPANY'S BOARD OF DIRECTORS, WITHIN THE LIMITS OF THE POWERS IT IS SIGNED IN THE VIRTUES OF THIS PROCURE.THE PRESENT PROCURE, AS REFERRED TO IN POINT IV), MAY BE REVOLVED UNILATERALLY AND AT ANY TIME BY THE COMPANY'.BY ACT OF 04.21.2017, THE FOLLOWING POWERS WILL BE CONFIRMED BY EXERCISING AND WITH SINGLE SIGNATURE, EXCEPT AS DIFFERENTLY

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      AS FOLLOWS:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATE OF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT OF THE AMOUNT, FOR EVERYONE OF THE FOLLOWING DOCUMENTS OF E. 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN ANDPRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.NEGOTIATE, SUBSCRIBE, RENEW AND MODIFY INSURANCE CONTRACTS AND FOR HIGHER AMOUNTS TO E. 75,000, WITH THE PRIOR AUTHORIZATION OF ANOTHER DIRECTOR OF THE COMPANY, WHICH MAY ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC.BUYING AND SELLING THE MOBILE GOODS REQUIRED FOR THE COMPANY'S OPERATION, FOR AMOUNTS NOT EXCEEDING E. 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES ANDAUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, AS REGARDS WHAT THE SIGNATURE OF ANOTHER WILL BE NECESSARY

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPANY ADMINISTRATOR, AS NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE WAGE, SUBSCRIBE THE RELATIVE WORKING CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITHPERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THERIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED TO PERFORM SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEPTIS. 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 E., REQUESTS THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OFREVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OFLIABILITY WITH REGARD TO IT.OPERATING FOR THE OPENING OF CREDIT LINES, THE GRANT OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING, ESTABLISHING THE TERMS AND CONDITIONS AND WITHIN THE TOTAL AMOUNT OF E. 75,000 AND FOR HIGHER AMOUNTS AD E. 75,000 WITH SIGNATURE OF ANOTHER DIRECTOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGE OR CHANGE, ACCEPT OR TURN CHANGESAND OTHER CREDIT SECURITIES TO ORDER OR BEARER, REQUEST CIRCULAR CHECKS WITHIN THE BUDGET LIMIT OF E. 75,000 AND FOR HIGHER AMOUNTS AD E. 75,000, WITH THE PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.REQUEST THE ISSUE OF WARRANTIES, NEGOTIATING AND SUBSCRIBING THE RELATEDAGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL FOR MAXIMUM AMOUNTS OF E.75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      Protocol n. 818533/2017 of 09/25/2017forms  proceedings  inscriptions  THE DELEGATION OF THE POWERS CONTAINED IN THE ABOVE MUST BE INTENDED AT ANINDETERMINATE TIME AND MAY BE REVOKED AT ANY TIME AND WITHOUT THE NEED FOR ANNOUNCEMENT BY THE BOARD OF DIRECTORS; THE DELEGATION MUST BE AUTOMATICALLY WITHDRAWN IN THE EVENT OF TERMINATION, FOR ANY CAUSE OF THE SIG. DAVID HENRIKSEEBERGER FROM THE OFFICE OF ADMINISTRATOR OF THE COMPANY'.Registration date: 10/31/2017 CHAN BARBARA YIMTax ID number: CHNBBR63M53Z221A APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH HE HAS HAD NEWS ON 12/10/2017 TO THE OFFICE OF BOARD OF OFFICE TAKING 12/10/2017 DURATION: UNTIL REVOCATION DATE PRESENTATION 10/26/2017C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 2 S2 - company modification, consortium geie, public body econ. S5 - start, modification, cessation of activity in the registered officetransfer from another company registerAct date: 09/14/2017 Registration date: 02/10/2017 public deed notary: ROMANO UMBERTO Directory n: 59915 Location: TORINO (TO) Registration No.: 10641 of 09/18/2017 Place of registration: TORINO (TO) amendments to articles of incorporation (capital and cooperative companies) Act date: 09/14/2017 Registration date: 02/10/2017 public deed notary: ROMANO UMBERTO Directory n: 59915 Location: TORINO (TO) Registration No.: 10641 of 09/18/2017 Place of registration: TORINO (TO) other deeds deposit statute updatedAct date: 09/25/2017 Registration date: 02/10/2017 other form Registration date: 02/10/2017 KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H MODIFICATION OF FISCAL RESIDENCE AND / OR FISCAL DOMICILE OF: KIDD JANET LOUISE PREVIOUS VALUES:residence: VLE VIRGILIO, 58 / C MODENA (MO) - ITALY FISCAL DOMICILE: VLEVIRGILIO, 58 / C MODENA (MO) - ITALYRegistration date: 02/10/2017

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      Acts registered and / or deposited in the Business Register of MODENA REA: MO-396839 to 02/10/2017official protocol no. 55536/2017 of 02/10/2017registrati on forms  protocol n. 51569/2017 of 09/15/2017forms  proceedings  MODIFICATION OF FISCAL RESIDENCE AND / OR FISCALDOMICILE OF: SEEBERGER DAVID HENRIK PREVIOUS VALUES:residence: VLE VIRGILIO, 58 / C MODENA (MO) - ITALY FISCAL DOMICILE: VLEVIRGILIO, 58 / C MODENA (MO) - ITALYRegistration date: 02/10/2017 TRANSFER OF THE REGISTERED OFFICE. PREVIOUS ADDRESS:MODENA (MO) VIALE VIRGILIO 58 / CDATA ACQUIRED AUTOMATICALLY BY THE CHAMBER OF TRADE OF WHO ASSUMES RESPONSIBILITY AND PRESERVES THE RELATIVE DEEDS COPY POSITION NREA = MO / 396839Registration date: 02/10/2017 CHANGE IN EXPIRY DATE. DEADLINES FOR THE PREVIOUS YEARS: DEADLINE FOR THE FIRST YEAR: 12/31/2013Registration date: 02/10/2017 CHANGE OF POWERS OF THE PREVIOUS ADMINISTRATIVE BODIES:OCA - BOARD OF DIRECTORS (ABSENT) 999 - POWERS FROM STATUTETHE NOMINATED ADMINISTRATIVE BODY HAS THE MOST WIDE POWERS FOR THE ORDINARYAND EXTRAORDINARY MANAGEMENT OF THE COMPANY, WITH THE FACULTY OF CARRYING OUT ALL THE ACTS TO BE NECESSARY AND / OR APPROPRIATE FOR THE IMPLEMENTATION ANDTHE ACHIEVEMENT OF SOCIAL PURPOSE, EXCLUDED ONLY THOSE THAT THE LAW AND THE RULES OF OPERATION RESERVE THE MEMBERS 'DECISION.S3 - winding up liquidation bankruptcy cancellation companyRegistration date: 02/10/2017 CANCELLATION FROM THE COMPANIES REGISTERTHE COMPANY HAS TRANSFERRED ITS REGISTERED OFFICE BY CEASING EVERY ACTIVITY IN THIS PROVINCECANCELLATION DATE: 02/10/2017C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium, public body econ.appointment / confirmation of directors Act date: 06/09/2017

         Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017    inscriptionsRegistration date: 09/18/2017   KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H REGISTRATION OF ITS APPOINTMENT TO THE CHARGE OF:CHAIRMAN BOARD OF DIRECTORS OF WHICH YOU HAVE NEWS ON 06/09/2017 PRESENTATION DATE 15/09/2017 DURATION: UNTIL REVOCATIONprotocol n. 51379/2017 of the 13/09/2017formsC4 - com. single presented for the purposes of re and revenue agency P - entry into theregister of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium, public body econ.proceedings• termination of directorsAct date: 08/31/2017 Registration date: 09/14/2017 inscriptionsRegistration date: 09/14/2017 BIANCIARDI CARLOTax ID number: BNCCRL74A14I726J TERMINATION OF CHARGE OR QUALIFICATION OF:ADVISER DATE APPOINTMENT 12/01/2017 PRESENTATION DATE 10/02/2017 DURATION: UP TO REVOCATIONCHAIRMAN BOARD OF DIRECTORS APPOINTMENT DATE 01/01/2017 DURATION: UNTIL REVOCATIONWITH THE FOLLOWING POWERS:BY ACT OF 01/13/2017, THE FOLLOWING POWERS ARE MANAGED BY EXERCISING WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATE OF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY,INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE COMPETITION FOR THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT,

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      IN THE METHODS AND TERMS PROVIDED BY THE LETTER OF INVITATION.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR APPROVAL OF ANOTHER DIRECTOR OF THE COMPANY, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC.PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT ANDDEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES ANDAUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATEDRECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, INRELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARYCONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OFCOMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.TO START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTSAT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THECHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY,TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OFREVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE COLLECTION

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 28765/2017 of 05/29/2017  BANK OR CIRCULAR CHECKS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FORMAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC.APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.  formsC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium, public body econ.proceedings• delegation of powers to the Board of Directors Act date: 04/21/2017 Registration date: 30/05/2017 inscriptionsRegistration date: 30/05/2017 SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H ALLOCATED POWERS:PREVIOUS POWERS:POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR ACCOUNT OF AEGERION PHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELEGATIONS AND ATTRIBUTIONS GIVEN, ONCE AT A TIME, BY THE COMPANY'S BOARD OF DIRECTORS'.THE COMPANY IS UNDERTAKEN TO RATIFY AND FEEL VALID SINCE NOW ALL THE ACTS THATTHE ABOVE SPECIAL PROSECUTOR WILL MAKE OR WHICH LEGITIMATELY IS SO THAT THEY WILL BE STILL, WHICH HAS ALREADY PUT IN BEHIND DATE OF PROVISION OF THE RELATED DELEGATIONS AND DUTIES OF THE COMPANY'S BOARD OF DIRECTORS, WITHIN THE LIMITS OF THE POWERS IT IS SIGNED IN THE VIRTUES OF THIS PROCURE.THE PRESENT PROCURE, AS REFERRED TO IN POINT IV), MAY BE REVOLVED UNILATERALLY AND AT ANY TIME BY THE COMPANY'.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 27191/2017 of 05/25/2017records forms  protocol n. 7837/2017 of 10/02/2017forms  proceedings  inscriptions  protocol n. 7823/2017 of 10/02/2017forms  proceedings  inscriptions  B - deposit of financial statements and list of shareholdersabbreviated financialstatements Act date: 12/31/2016 Filing date: 05/25/2017 C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium, public body econ.delegated powers of the board of directors Act date: 01/13/2017 Registration date: 2/14/2017 Registration date: 14/02/2017 BIANCIARDI CARLOTax ID number: BNCCRL74A14I726J ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 3 S2 - company modification, consortium, public body econ.termination of directorsAct date: 12/01/2017 Registration date: 14/02/2017 appointment / confirmation ofdirectors Act date: 12/01/2017 Registration date: 2/14/2017 Registration date: 14/02/2017 BERTELLI MASSIMOTax ID number: BRTMSM73S22C207A TERMINATION OF CHARGE OR QUALIFICATION OF:CHAIRMAN BOARD OF DIRECTORS APPOINTMENT DATE 05/07/2016, DURATION: UNTIL REVOCATIONTERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTMENT 11/11/2015 PRESENTATION DATE 10/12/2015, DURATION: UP TO REVOCATIONALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 12 NOVEMBER 2015 THE FOLLOWING POWERS ARE GIVEN TO YOU, TO EXERCISE AND SIGN WITH SINGLE SIGNATURE, EXCEPT AS DIFFERENTLY INDICATED BELOW:1. MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHAS 'RELATED TO THE ORDINARY ACTIVITY OF THE COMPANY AND IN EVERY CASE , WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FORAMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUALOR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGEOR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, INRELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, SALARY, TAX, SOCIAL SECURITY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND SALARIES TO OFFICIALS OF THE COMPANY, EXCLUDED

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE NECESSARY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND PREVENTIONAL AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF EMPLOYEES OF THE COMPANY (IVI INCLUDED, EXEMPLARY BUT NOT EXHAUSTIVE, FISCAL AND PREDICTIONAL STATEMENTS) AS NECESSARY FOR THE COMPANY'S ACTIVITY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THERIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TOANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY,TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OFREVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADECHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FORMAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROADAND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.WITH POWERS OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR THE ACCOUNTOF THE AEGERION PHARMACEUTICALS SRL IN ITALY AND ABROAD IN THE LIMITS OF DELEGATIONS AND OF THE ASSIGNED ATTRIBUTIONS, FROM TIME TO TIME FROM THE BOARD OF DIRECTORS OF THE COMPANY'Registration date: 14/02/2017

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H TERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTMENT 04/07/2016 PRESENTATION DATE 15/07/2016, DURATION: UNTIL NEXT ASSEMBLYALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 05/07/2016 THE FOLLOWING POWERS ARE MANAGED BY EXERCISER WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATEOF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY,INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FORAMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANYADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUALOR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, GRANT AND RECEIVE GOODS IN WARRANTY ORWARRANTIES OF ANY KIND BELONGING TO THE COMPANY BY RECEIVING THE RELEVANT RECEIPTS

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BENECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATINGINCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OFCOMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.PRACTICE ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE RIGHTS FROM THE COMPANY, WHICH DECLARATIONS, REQUESTS,

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      QUOTES, OR REQUESTED AT ANY FISCAL OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH THE POWER TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY,TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FORTHE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTSDUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THECOMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCINGESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADECHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNTS OVER € 75,000, WITH PRIOR AUTHORIZATION OF ONE

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 43106/2016 of 28/07/2016forms  protocol n. 41096/2016 of 07/22/2016forms  COMPANY ADMINISTRATOR, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX,LETTER ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATEDAGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR ACCOUNT OF AEGERION PHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELEGATIONS AND ATTRIBUTIONS GIVEN, ONCE AT A TIME, BY THE COMPANY'S BOARD OF DIRECTORS'.THE COMPANY IS UNDERTAKEN TO RATIFY AND FEEL VALID SINCE NOW ALL THE ACTS THAT THE ABOVE SPECIAL PROSECUTOR WILL MAKE OR WHICH LEGITIMATELY IS SO THAT THEY WILL BE STILL, WHICH HAS ALREADY PUT IN BEHIND DATE OF PROVISION OF THE RELATED DELEGATIONS AND DUTIES OF THE COMPANY'S BOARD OF DIRECTORS, WITHIN THE LIMITS OF THE POWERS IT IS SIGNED IN THE VIRTUES OF THIS PROCURE.THE PRESENT PROCURE, AS REFERRED TO IN POINT IV), MAY BE REVOLVED UNILATERALLY AND AT ANY TIME BY THE COMPANY'.Registration date: 14/02/2017 SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H REGISTRATION OF ITS APPOINTMENT TO THE CHARGE OF:ADVISER OF WHICH HE HAS RECEIVED ON 12/01/2017 PRESENTATION DATE 10/02/2017 DURATION: UNTIL REVOCATIONRegistration date: 14/02/2017 BIANCIARDI CARLOTax ID number: BNCCRL74A14I726J APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH HE HAS HAD NEWS ON 12/01/2017 TO THE ADMINISTRATOR'S OFFICE WITH THE DECEMBER 12/01/2017 DURATION: UNTIL REVOCATION IT HAS BEEN APPOINTED AS PRESIDENT OF THE BOARD OF DIRECTORS WITH THE ACT 01/01/2017 DURATION: UNTIL REVOCATIONPRESENTATION DATE 10/02/2017S5 - start, modification, cessation of activity in the registered office F7 - single communication presented for revenue agency purposesC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 4 S2 - company modification, consortium, public body econ.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      proceedings  inscriptions    attorneyAct date: 07/13/2016 Registration   date:   07/25/2016 private deed   notarized Notary:   BERGAMO ELIO Repertory No: 14190 Location: Rome (RM) Registration date: 25/07/2016 HARSHBARGER BENJAMIN SCOTT Tax ID number: HRSBJM68E20Z404C TERMINATION OF CHARGE OR QUALIFICATION OF:PROCURATOR DATE APPOINTMENT 18/03/2014 DURATION: UNTIL THE REVOCATION WITH THE FOLLOWING POWERS:WITH POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR ACCOUNT OFAEGERION PHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELEGES AND ATTRIBUTIONS TO HIM PROVIDED BY THE BOARD OF DIRECTORS OF THE COMPANY    Registration date: 25/07/2016 WEGER MARYTERMINATION OF CHARGE OR QUALIFICATION OF:SPECIAL PROCURATOR DATE APPOINTED 13/02/2013 DURATION: UNTIL THE REVOCATION WITH THE FOLLOWING POWERS:*** PROSECUTOR OF 13/02/2013 NOTARY RAGOZZINO INES REP.5038 / 1742 ***THE SPECIAL PROCURATOR ', ACTING IN THE NAME, ACCOUNT AND NAME OF THE COMPANY, WILL':TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, INCLUDING THE MANAGERS, AS YOU WILL NEED TO PERFORM THE ACTIVITY OF THE SO-CITY, FIX THE COMPENSATION AND THE WAGE, SUBSCRIBE THE RELATED WORK AGREEMENTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW;PROVIDE FOR PAYMENT OF EVERY PAYMENT, SALARY, TAX, SOCIAL SECURITY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE EXECUTIVES, ATTRIBUTABLE INCREASES OF COMPENSATION AND WAGES TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, IMPLEMENTING ANY VARIABLE REMUNERATION FORM , MANAGING THE RAP-PORTS WITH THE TAX AND PREVENTIVE AND RETURNED AUTHORITIES AND / OR SUBSCRIBE ANY REQUIRED STATEMENT AND APPLICATION RELATIVE TO THE EMPLOYEES OF THE COMPANY (IVI INCLUDED, EXEMPLARY BUT NOT EXHAUSTIVE, FISCAL AND PRE-VIDENTIAL DECLARATIONS) HOW YOU WILL MAKE NECESSARY FOR THE PERFORMANCE OF THE COMPANY'S ACTIVITY';DRAW AND / OR SUBSCRIBE RELEASE AGREEMENTS AND / OR TRANSFER OF COMPANY DEPENDERS, INCLUDING THE MANAGERS, MANAGING THE RELATIONSHIPS WITHCOMPANY ADMINISTRATION OF PERSONNEL AND SUBSCRIBE THE RELATIVE CONTRACTS OFADMINISTRATION AS IT WILL BE NECESSARY FOR THE PERFORMANCE OF THE ACTIVITY OF THE SOCIETY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR MATTERS OF IMMIGRATION RELATIVE TO EMPLOYEES OF THE COMPANY';LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, INCLUDING THE MANAGERS, AND ACTING IN THE NAME AND FOR THE COMPANY BY THEREPRESENTATIVES OF THE COMPANY OR BY THE BOARD OF TRADE UNION ORGANIZATIONS;START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS, AND PROMPTING THE RELEVANT DISCIPLINARY PENALTY;

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      RE-SALE RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND TAX AUTHORITIES, AND FORWARDING REGIONAL, PROVINCIAL OR MUNICIPAL OFFICES OF WORK AND FORWARDS TO WORK COURTS , EXPLAIN ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO POWER TO RECONCILE THE VERTURE, SUBSCRIBE ANY TRANSACTIONAL AGREEMENT WITH AN OFFICIAL OF THE COMPANY, INCLUDING MANAGERS, MAKE THE AGREED PAYMENTS AND RELEASE YOUR RECEIVED.AS ABOVE WITHOUT AMOUNT LIMITS.EVERYTHING WITH A PROMISE TO BELIEVE SINCE NOW IT HAS BEEN VALID THE OPERATION OF THE APPOINTED PROCURATOR, MADE UNDER THE REPORT REQUIREMENT, UNDER THE LEGAL OBLIGATIONS.Registration date: 25/07/2016 KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H APPOINTMENT OF CHARGE OF:SPECIAL PROSECUTORALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 05/07/2016 THE FOLLOWING POWERS ARE MANAGED BY EXERCISER WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATEOF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY,INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITHPERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THEEXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.TO START ANY NECESSARY DISCIPLINARY DISPUTE IN CONNECTION WITH ANY EMPLOYEE OF THE COMPANY, EXCLUDING THE MANAGERS IN RELATION TO WHO

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND THE RELEVANT DISCIPLINARY PENALTY WILL BE BORN.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FORTHE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADECHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL,TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANYCOUNTRY THE COMPANY TURNS ON ACTIVITIES'.Registration date: 25/07/2016 SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H APPOINTMENT OF CHARGE OF:SPECIAL PROSECUTORALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 05/07/2016 THE FOLLOWING POWERS ARE MANAGED BY EXERCISER WITH SINGLE SIGNATURE, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATEOF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN ANDPRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN UP AND

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      SUBMIT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FORAMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANYADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUALOR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY ORWARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THECOMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARYCONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.EDIT AND / OR SUBSCRIBE RELEASE AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING THE RELATIONSHIPS WITH

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPANY ADMINISTRATION OF PERSONNEL AND SUBSCRIBE THE RELATIVE CONTRACTS OF ADMINISTRATION AS WILL NECESSARY FOR THE PERFORMANCE OF THE ACTIVITY OF THE COMPANY, ACT IN THE NAME AND FOR THE ACCOUNT OF THE COMPANY 'NEXT TO THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO EMPLOYEES OF SOCIETY'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THEEXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THECOMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS ANDMANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THERIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TOANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCTOF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY,TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATEDAGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.  protocol n. 40077/2016 of 07/19/2016formsC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 3 S2 - company modification, consortium geie, public body econ.proceedings• appointment / confirmation of directorsAct date: 05/07/2016 Registration date: 20/07/2016 delegated powers of the board ofdirectors Act date: 05/07/2016 Registration date: 20/07/2016

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      inscriptions  protocol n. 39563/2016 of 15/07/2016forms  proceedings  inscriptions  Registration date: 20/07/2016 BERTELLI MASSIMOTax ID number: BRTMSM73S22C207A APPOINTMENT OF CHARGE OF:PRESIDENT BOARD OF DIRECTORS DURATION: UP TO REVOCATIONRegistration date: 20/07/2016 KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)Registration date: 20/07/2016 SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)S2 - company modification, consortium geie, public body econ. P - entry in the register of deeds and facts relating to persons Number of models: 2 C1 - single communication presented for the purpose.appointment / confirmation of directors Act date: 04/07/2016 Registration date: 18/07/2016 communication termination of directors Act date: 04/07/2016 Registration date: 18/07/2016 communication Registration date: 07/18/2016 SEEBERGER DAVID HENRIK Tax ID number: SBRDDH77D23Z132H APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH HE HAS HAD NEWS ON 04/07/2016 TO THE OFFICE OF COUNCILOR WITH ACT 04/07/2016 DURATION: UNTIL THE NEXT ASSEMBLYPRESENTATION DATE 15/07/2016Registration date: 07/18/2016 BOURSIER JEAN YVESPHILIPPE Tax ID number: BRSJYV59D09Z110E TERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTMENT 29/11/2012 PRESENTATION DATE 06/12/2012 DURATION: UP TO REVOCATIONPRESIDENT BOARD OF DIRECTORS APPOINTMENT DATE 07/03/2014 DURATION: UP TO REVOCATIONWITH THE FOLLOWING POWERS:BY ACT OF JANUARY 24TH 2013 THE FOLLOWING POWERS ARE GIVEN TO YOU AND THEY SHOULD BE EXERCISED IN A DISCRIMINATION, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      HOLDING SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHAT QUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN ANDPRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FORAMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANYADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUALOR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES ANDAUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATEDRECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, INRELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PAY FOR ALL PAYMENTS, SALARY, TAX, CONTRIBUTIONS

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      CLAIMS RELATIVE TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND SALARIES TO OFFICIALS OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, IMPLEMENT ANY VARIABLE REMUNERATION FORM , MANAGING RELATIONSHIPS WITH TAX AND SOCIAL SECURITY AUTHORITIES AND - OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (INCLUDING IVI, EXEMPLARY BUT NOT EXHAUSTIVE, FISCAL AND PREDICTIONAL STATEMENTS) AS NECESSARY TO MAKE IT NECESSARY FOR THE CONDUCT OF THE COMPANY'S ACTIVITY, INCLUDING THE MANAGERS.DRAW AND - OR SUBSCRIBE DETACHMENT AGREEMENTS AND - OR TRANSFER OFCOMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE CONTRIBUTIONS OF ADMINISTRATION AS YOU NEED FOR THE CONDUCT OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHERADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY'S REPRESENTATION THROUGH ANY MEASURE AND - OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL CONTRACTS RELATING TO THE PREMISES USED FOR LO

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL CANNOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY,TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OFREVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OFLIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL,TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANYCOUNTRY THE COMPANY TURNS ON ACTIVITIES'.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 28463/2016 of 05/30/2016forms  proceedings  inscriptions    S2 - company modification, consortium geie, public body econ. P - entry in the register of deeds and facts relating to persons Number of models: 2 C1 - single communication presented for the purpose.termination of directors Act date: 29/04/2016 Registration date: 05/30/2016 other form appointment / confirmation of directors Act date: 29/04/2016 Registration date: 05/30/2016 other form Registration date: 05/30/2016 HARSHBARGER BENJAMIN SCOTT Tax ID number: HRSBJM68E20Z404C TERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTED 01/23/2014 PRESENTATION DATE 29/01/2014, DURATION: UP TO REVOCATION  ALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 10/03/2014 THE FOLLOWING POWERS ARE CONFIRMED, TO BE EXERCISED AND SIGNED AND WITH SINGLE SIGNATURE, EXCEPT AS DIFFERENTLY INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR ESTATE OF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHATQUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITHPERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THEEXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.TO START ANY NECESSARY DISCIPLINARY DISPUTE IN CONNECTION WITH ANY EMPLOYEE OF THE COMPANY, EXCLUDING THE MANAGERS IN RELATION TO WHO

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND THE RELEVANT DISCIPLINARY PENALTY WILL BE BORN.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEM.ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FORTHE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 21995/2016 of 05/13/2016record s forms  protocol n. 6641/2016 of 03/02/2016forms  OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGE OR CHANGE, ACCEPT OR TAKE CHANGEOF TRADE AND OTHER CREDIT SECURITIES OR TO ORDER, REQUEST CIRCULAR CHECK WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANYCOUNTRY THE COMPANY TURNS ON ACTIVITIES'.WITH POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR ACCOUNT OF AEGERION PHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OFDELEGATIONS AND ATTRIBUTIONS TO HIM PROVIDED BY THE BOARD OF DIRECTORS OF THE COMPANYRegistration date: 05/30/2016 KIDD JANET LOUISETax ID number: KDDJTL69E67Z114H APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH YOU HAVE RECEIVED ON 29/04/2016 TO THE OFFICE OF BOARD OF OFFICE TAKING THE DATE OF 04/29/2016 DURATION: UNTIL REVOCATION DATE PRESENTATION 28/05/2016B - deposit of financial statements and list of shareholdersabbreviated financial statements Act date: 12/31/2015 Filing date: 05/13/2016 C1 - single communication presented for the purpose. P - entry in the register of deeds and facts relating

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      proceedings  inscriptions    attorneyAct date: 27/01/2016 Registration date: 04/02/2016 public deed notary: BERGAMO ELIO Directory No. 13072 Location: Rome (RM) Registration No.: 2850 of 02/01/2016 Place of registration: ROME (RM) Registration date: 04/02/2016 BERTELLI MASSIMOTax ID number: BRTMSM73S22C207A APPOINTMENT OF CHARGE OF:PROCURATOR DURATION: UP TO REVOCATION  ALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 12 NOVEMBER 2015 THE FOLLOWING POWERS ARE GIVEN TO YOU, TO EXERCISE AND SIGN WITH SINGLE SIGNATURE, EXCEPT AS DIFFERENTLY INDICATED BELOW:1. MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.KEEP SOCIAL BOOKS OR THINK THESE THIRD PARTIES TO OBSERVE THEIR OWNERSHIP SELECTED BY THE SAME AND PERFORM ANY ACT NECESSARY FOR THE REGULAR ESTATEOF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY,INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH REGARD TO THE COMPANY, WHICH ARE ESTIMATES, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED MATTERS, WHETHER RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FORAMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANYADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THEEXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THECOMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNELAND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES,

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, AT ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TOANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY,TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, BY NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OFREVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 58952/2015 of 11/12/2015forms  proceedings  inscriptions  protocol n. 58792/2015 of 10/12/2015forms  proceedings  inscriptions  OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHERADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADECHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL,TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROADAND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.delegated powers of the board of directors Act date: 12/11/2015 Registration date: 12/14/2015 Registration date: 12/14/2015 BERTELLI MASSIMOTax ID number: BRTMSM73S22C207A ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.appointment / confirmation of directors Act date: 11/11/2015 Registration date: 11/12/2015 communication Registration date: 11/12/2015 CHANGE IN CORPORATE BODIES PREVIOUS SITUATION: BOARD OF DIRECTORS NUMBER OF COMPONENTSIN OFFICE: 2ADMINISTRATION SYSTEM ADOPTED: ACCOUNTING CONTROL: (MISSING)

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 19054/2015 of 07/05/2015record s forms  protocol n. 12453/2015 of 20/03/2015forms  proceedings  inscriptions  protocol n. 12022/2015 of 17/03/2015forms  proceedings  inscriptions  Tax ID number: BRTMSM73S22C207A APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH HE HAS RECEIVED NEWS ON 11/11/2015 TO THE OFFICE OF BOARD MEMBER WITH DUTY 11/11/2015 DURATION: UNTIL REVOCATION DATE PRESENTATION 10/12/2015B - deposit of financial statements and list of shareholdersabbreviated financialstatements Act date: 12/31/2014 Filing date: 05/07/2015 C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.attorneyAct date: 04/03/2015 Registration date: 03/23/2015 public deed notary: BERGAMO ELIO Locality: Rome (RM) Registration date: 03/23/2015 PERATELLO MARCO ALBERTO Tax ID number: PRTMCL59P28H620D TERMINATION OF CHARGE OR QUALIFICATION OF:PROCURATOR DATE APPOINTMENT 18/03/2014 DURATION: UNTIL THE REVOCATION WITH THE FOLLOWING POWERS:WITH POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR THE ACCOUNT OFAEGERION PHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELEGATIONS AND ATTRIBUTIONS TO HIM PROVIDED BY THE BOARD OF DIRECTORS OF THE COMPANY OF ITSELF.S2 - company modification, consortium geie, public body econ. P - entry in the register of deeds and facts relating to persons Number of models: 1 C1 - single communication presented for the purpose.termination of directors Act date: 01/03/2015 Registration date: 03/19/2015 Registration date: 03/19/2015 PERATELLO MARCO ALBERTO Tax ID number: PRTMCL59P28H620D TERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTED 01/23/2014 PRESENTATION DATE 29/01/2014, DURATION: UP TO REVOCATIONALLOCATED POWERS:

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR ESTATE OFSUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHAT QUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVETHE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE REQUIRED, HOW YOU WILL MAKE IT NECESSARY FOR THE PERFORMANCE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      OF THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE WAGE, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITHPERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THERIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, NOTE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      INFORMATION ABOUT ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCTOF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEM.ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGE OR CHANGE, ACCEPT OR TAKE CHANGE OF TRADE AND OTHER CREDIT SECURITIES OR TO ORDER, REQUEST CIRCULAR CHECK WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FORMAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 63146/2014 of 12/16/2014forms  proceedings  protocol n. 43179/2014 of 25/07/2014forms  proceedings  inscriptions  protocol n. 43160/2014 of 07/25/2014forms  proceedings  inscriptions  WITH POWER OF REPRESENTATION AND SIGNATURE IN THE NAME AND FOR THE ACCOUNT OFAEGERION PHARMACEUTICALS SRL., BOTH IN ITALY AND ABROAD IN THE LIMITS OF DELEGATIONS AND ATTRIBUTIONS TO HIM PROVIDED BY THE BOARD OF DIRECTORS OF THE COMPANY OF ITSELF.C1 - single communication presented for the purpose. S - list of members and holders of shares or sharesS2 - company modification, consortium geie, public body econ.other acts of coordination managementcommunication Act date: 04/17/2014 Registration date: 12/18/2014 another form C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.attorneyAct date: 07/07/2014 Registration date: 07/28/2014 Notary Public: BERGAMO ELIO Locality: Rome (RM) Registration date: 07/28/2014 SWAN ALEXANDER GEORGETax ID number: SWNLND64T13Z114I APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT WAS APPOINTED TO THE SPECIAL OFFICER'S OFFICE WITH ACT 07/07/2014 DURATION: UNTIL REVOCATIONS2 - company modification, consortium geie, public body econ. P - entry in the register of deeds and facts relating to persons Number of models: 2 C1 - single communication presented for the purpose.attorneyAct date: 03/18/2014 Registration date: 07/28/2014 Notary Public: BERGAMO ELIO Locality: Rome (RM) Registration date: 07/28/2014 PERATELLO MARCO ALBERTOTax ID number: PRTMCL59P28H620D APPOINTMENT OF CHARGE OF:PROCURATOR DURATION: UP TO REVOCATIONALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 10/03/2014 THE FOLLOWING POWERS ARE CONFIRMED, TO BE EXERCISED VIA

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR ESTATE OFSUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHAT QUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN ANDPRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FORAMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OFTHE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT ANDDEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND ANDINTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATEDRECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, INRELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE REQUIRED, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORKING CONTRACTS, MODIFY THE TERMS OF THE ABOVE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      EMPLOYMENT CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OFCOMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND /OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THERIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATIVE NOTE TOANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE AGENCY

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      OF REVENUE.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING INRELATION TO THE QUESTIONS THAT RELATE TO THEM.ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FORTHE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTSDUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THECOMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCINGESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGE OR CHANGE, ACCEPT OR TAKE CHANGE OF TRADE AND OTHER CREDIT SECURITIES OR TO ORDER, REQUEST CIRCULAR CHECKWITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.Registration date: 07/28/2014

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      HARSHBARGER BENJAMIN SCOTT Tax ID number: HRSBJM68E20Z404C APPOINTMENT OF CHARGE OF:PROCURATOR DURATION: UP TO REVOCATIONALLOCATED POWERS:PREVIOUS POWERS:BY ACT OF 10/03/2014 THE FOLLOWING POWERS ARE CONFIRMED, TO BE EXERCISED AND SIGN WITH SINGLE SIGNATURE, EXCEPT AS DIFFERENTLY INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR ESTATE OF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHAT QUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN ANDPRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUALOR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES ANDAUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, CHANGES OF ANY AMOUNT, FROM POSTAL OFFICES AND TELEGRAPH, AGENTS AND EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY AT ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE MADE PAYMENTS FROM ALL RESPONSIBILITIES OF SUCH PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARYCONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RENDERING AND / OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF COMPANY'S EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DESIGN AND / OR SUBSCRIBE DETACHMENT AGREEMENTS AND / OR TRANSFERS OFCOMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE ADMINISTRATION CONTRACTS AS WILL BE REQUIRED FOR THE PERFORMANCE OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY AS A RESULT OF ANY PERSONNEL AND / OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.PRACTICE ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE RIGHTS FROM THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTES, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      IN FRONT OF THE TAX COMMITTEE OF ANY PLACE OR GRADE WITH THE POWER TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TOANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANY LEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEM.ASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGE OR CHANGE, ACCEPT OR TAKE CHANGE OF TRADE AND OTHER CREDIT SECURITIES OR TO ORDERER, REQUEST CIRCULAR CHECK WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, A

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 26253/2014 of 05/23/2014record s forms  protocol n. 19101/2014 of 04/17/2014forms  proceedings  inscriptions  protocol n. 19080/2014 of 04/17/2014forms  proceedings  inscriptions  HALF EMAIL, TELEFAX, LETTER ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHER ADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL,TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANYCOUNTRY THE COMPANY TURNS ON ACTIVITIES'.B - deposit of financial statements and list of shareholdersabbreviated financialstatements Act date: 12/31/2013 Filing date: 05/23/2014 C1 - single communication presented for the purpose. S - list of members and holders of shares or sharesS2 - company modification, consortium geie, public body econ.other deeds coordination management communication pursuant to art. 2497 bis of the civil code Act date: 04/17/2014 Registration date: 04/18/2014 Registration date: 04/18/2014 OTHER STATUTORY CHANGES - ACTS AND FACTS SUBJECT TO DEPOSIT.previous one:004 - CORPORATE GROUPS (ABSENT)S2 - company modification, consortium geie, public body econ. P - entry in the register of deeds and facts relating to persons Number of models: 2 C1 - single communication presented for the purpose.delegated powers of the board ofdirectors Act date: 10/03/2014 Registration date: 04/23/2014 communication Registration date: 04/23/2014 PERATELLO MARCO ALBERTO Tax ID number: PRTMCL59P28H620D ALLOCATED POWERS: PREVIOUS POWERS: (ABSENT)Registration date: 04/23/2014

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017    protocol n. 17374/2014 of 04/04/2014  formsC4 - com. single presented for the purposes of re and revenue agency P - entry into theregister of deeds and facts relating to persons Number of models: 2 S2 - company modification, consortium geie, public body econ.proceedings• termination of directorsAct date: 07/03/2014 Registration date: 04/22/2014 another form appointment / confirmation of directors Act date: 07/03/2014 Registration date: 04/22/2014 inscriptionsRegistration date: 04/22/2014 MAXIMUM BORIEROTax ID number: BRRMSM61P10L219Q TERMINATION OF CHARGE OR QUALIFICATION OF:CHAIRMAN BOARD OF DIRECTORS NOMINATION DATE 11/29/2012 DURATION: UP TO REVOCATIONDIRECTOR DATE APPOINTMENT 29/12/2012 PRESENTATION DATE 06/12/2012 DURATION: UP TO REVOCATIONWITH THE FOLLOWING POWERS:BY ACT OF JANUARY 24TH 2013 THE FOLLOWING POWERS ARE GIVEN TO YOU AND THEY SHOULD BE EXERCISED IN A DISCRIMINATION, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR ESTATE OFSUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHAT QUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN ANDPRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FORAMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      COMPANY ADMINISTRATOR, WHICH MAY ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUALOR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE, WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY ORWARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, INRELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARYCONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH FISCAL AND PREVENTIVE AND RETURNED AUTHORITIES AND- OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF RELATED COMPANY EMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DRAW AND - OR SUBSCRIBE DETACHMENT AGREEMENTS AND - OR TRANSFER OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE CONTRIBUTIONS OF ADMINISTRATION AS YOU NEED FOR THE CONDUCT OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHERADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THECOMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      ACTING IN THE NAME AND FOR THE COMPANY'S REPRESENTATION THROUGH ANY MEASURE AND - OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THE RIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TO ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCTOF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY,TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FORTHE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTSDUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THECOMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANY OPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE PREPARATIONS AND REMISSION OF

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 8313/2014 of 02/17/2014forms  protocol n. 5181/2014 of 01/29/2014forms  proceedings  POSTAL MONEY ORDER.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OR EXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATEDAGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.Registration date: 04/22/2014 BOURSIER JEAN-YVESPHILIPPE Tax ID number: BRSJYV59D09Z110E APPOINTMENT OF CHARGE OF:PRESIDENT BOARD OF DIRECTORS DURATION: UP TO REVOCATIONC1 - single communication presented for the purpose.S5 - start, modification, cessation of activity in the registered officeC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 6 S2 - company modification, consortium geie, public body econ.amendments to articles of incorporation (capital and cooperative companies) Act date: 01/23/2014 Registration date: 02/07/2014 public deed notary: BERGAMO ELIO Directory n: 8603 Location: Rome (RM) appointment / confirmation of directors Act date: 01/23/2014 Registration date: 02/07/2014 public deed

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      inscriptions  transfer from another company registerAct date: 01/23/2014 Registration date: 02/07/2014 termination of directorsAct date: 01/23/2014 Registration date: 02/07/2014 Registration date: 02/07/2014 PERATELLO MARCO ALBERTO Tax ID number: PRTMCL59P28H620D APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP ITS OWN APPOINTMENT OF WHICH HE HAS HAD NEWS ON 01/23/2014 TO THE OFFICE OF BOARD MEMBER WITH ACTION OF 01/23/2014 DURATION: UNTIL THE REVOCATION DATE PRESENTATION 01/29/2014Registration date: 02/07/2014 HARSHBARGER BENJAMINSCOTT Tax ID number: HRSBJM68E20Z404C APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP ITS OWN APPOINTMENT OF WHICH HE HAS HAD NEWS ON 01/23/2014 TO THE OFFICE OF BOARD MEMBER WITH ACTION OF 01/23/2014 DURATION: UNTIL THE REVOCATION DATE PRESENTATION 01/29/2014Registration date: 02/07/2014 TRANSFER OF THE REGISTERED OFFICE. PREVIOUS ADDRESS:TORINO (TO) VIA SAN FRANCESCO D ASSISI 22DATA ACQUIRED AUTOMATICALLY BY THE CHAMBER OF COMMERCE WHICH ASSUMES RESPONSIBILITY AND PRESERVES THE RELATIVE ACTS OF THE COPY POSITION NREA = TO / 1166250Registration date: 02/07/2014 INFORMATION CORRECTION:TRANSFER OF THE REGISTERED OFFICE: PREVIOUS VALUES:(ABSENT)PROVINCE OF ORIGIN: TO N. rea: 1166250Registration date: 02/07/2014 COOK ANNE MARIETax ID number: CKONMR61R53Z404X TERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTMENT 29/11/2012 PRESENTATION DATE 06/12/2012 WITH THE FOLLOWING POWERS:BY ACT OF JANUARY 24TH 2013 THE FOLLOWING POWERS ARE GIVEN TO YOU AND THEY SHOULD BE EXERCISED IN A DISCRIMINATION, EXCEPT AS FAR AS INDICATED BELOW:MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR ESTATE OF SUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHAT QUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      AMOUNT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVE THE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE NECESSARY, AS IT WILL BE NECESSARY TO PERFORM THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE SALARY, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH TAX AND SECURITY AUTHORITIES AND RETRIEVING AND - OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      RELATED TO EMPLOYEES OF THE COMPANY (INCLUDING IVI, EXEMPLARY BUT NOT EXHAUSTIVE, FISCAL AND PREDICTIONAL STATEMENTS) AS NECESSARY FOR THE COMPANY'S ACTIVITY, INCLUDING THE MANAGERS.DRAW AND - OR SUBSCRIBE DETACHMENT AGREEMENTS AND - OR TRANSFER OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITH PERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE CONTRIBUTIONS OF ADMINISTRATION AS YOU NEED FOR THE CONDUCT OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THEEXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THECOMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY'S REPRESENTATION THROUGH ANYMEASURE AND - OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THERIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, INFORMATION NOTE TOANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCTOF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) REQUIRED FOR THE COMPANY AND TO RELATE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      TO THE INHERENT QUESTIONSASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THE LIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS AND BANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOROF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATEDAGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FOR MAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.Registration date: 02/07/2014 FITZPATRICK MARK JOSEPH Tax ID number: FTZMKJ62R01Z404Q TERMINATION OF CHARGE OR QUALIFICATION OF:DIRECTOR DATE APPOINTMENT 29/11/2012 PRESENTATION DATE 06/12/2012 DURATION: UP TO REVOCATIONWITH THE FOLLOWING POWERS:BY ACT OF JANUARY 24TH 2013 THE FOLLOWING POWERS ARE GIVEN TO YOU AND THEY SHOULD BE EXERCISED IN A DISCRIMINATION, EXCEPT AS FAR AS INDICATED BELOW:

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      MANAGING THE ORDINARY ACTIVITY OF THE COMPANY'.KEEP AND SIGN THE CORRESPONDENCE OF THE COMPANY'.SUPERVISING THE HOLDING OF SOCIAL BOOKS BY THIRD PARTIES AT ALL SELECTED BY THE SAME AND PERFORMING ANY ACT NECESSARY FOR THE REGULAR ESTATE OFSUCH BOOKS.TRADING AND STORING ANY AGREEMENT RELATED TO THE ACTIVITY OF THE COMPANY, INCLUDING DOCUMENTS INTENDED TO CREATE BONDS WITH THE COMPANY, WHAT QUOTATIONS, OFFERS, ORDER CONFIRMATIONS, CONTRACTS WITH EXTERNAL SUPPLIERS, INVOICES AND RELATED CORRESPONDENCE, PURCHASES RELATED TO 'ORDINARY ACTIVITY OF THE COMPANY AND IN ANY CASE, WITH THE AMOUNT LIMIT, FOR EACH OF THESE COMMITMENT DOCUMENTS OF EURO 75,000.REPRESENTING THE COMPANY IN ALL THE PHASES OF THE COMPETITION. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, ALL THE DOCUMENTS DIRECTED TO PROVETHE POSSESSION OF GENERAL ORDER REQUIREMENTS, IN THE TERMS AND METHODS INDICATED IN THE RACE DOCUMENTATION AND 'ALL THE DOCUMENTS REQUIRED AT ANY STAGE OF THE PROCEDURE RACE. SIGN AND PRESENT, IN THE NAME AND FOR THE COMPANY, THE TECHNICAL AND ECONOMIC OFFER, IN THE TERMS AND CONDITIONS INDICATED IN THE COMPETITION DOCUMENTATION; MAKE, IN THE NAME AND FOR THE COMPANY, ALL THE PAYMENTS REQUIRED FOR THE PARTICIPATION IN THE RACE, IN THE TERMS AND CONDITIONS OF THE COMPETITION DOCUMENTATION. SUBMIT, IN THE NAME AND FOR THE COMPANY, REQUESTS FOR CLARIFICATIONS REGARDING THE COMPETITION. ASSIST THE OPENING OF RELATIVE OFFERS. SEND AND SUBSCRIBE THE CONTRACT, IN CASE OF AWARD. WITH FULL POWERS AND RESPONSIBILITY TO CARRY OUT AND TAKE ANY APPROPRIATE OR REQUIRED ACTION IN RELATION TO THE RACE AND THE NEXT STEPS OF THE SAME. SIGN UP, IN CASE OF AWARD OF THE RACE COMPETITION TO THE COMPANY, ALL THE DOCUMENTATION REQUIRED FOR THE STIPULATION OF THE CONTRACT, IN THE TERMS AND CONDITIONS OF THE INVITATION LETTER.TRADING, SUBSCRIBING, RENEWING AND MODIFYING INSURANCE CONTRACTS AND FOR AMOUNTS OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A COMPANY ADMINISTRATOR, WHICH CAN ALSO BE ISSUED BY EMAIL, TELEFAX, LETTER, ETC..PURCHASE AND SELL THE MOBILE GOODS REQUIRED FOR THE OPERATION OF THE COMPANY, FOR AMOUNTS NOT EXCEEDING EURO 75,000.REQUEST PAYMENT AND RECOVER ANY SUM DUE TO THE COMPANY FROM ANY INDIVIDUAL OR SOCIAL ORGANIZATION, GIVING VALID RECEIVED IN RELATION TO THIS PAYMENT AND DEFINING THE RELATIVE TERMS OF PAYMENT IN ANY CURRENCY.CARRY OUT ANY OPERATION AND FOLLOW ANY PROCEDURE WITH PUBLIC OFFICES AND AUTHORITIES (BOTH GOVERNMENTS OR LOCAL) AND WITH ANY OTHER PRIVATE OFFICE,WITH THE POWER TO REQUIRE SUMS, PAYMENTS, VALUES, TITLES OF EVERY KIND AND INTEREST.RECEIVE REFUNDS, ESTABLISH, RELEASE AND RECEIVE GOODS IN WARRANTY OR WARRANTIES OF EVERY KIND BELONGING TO THE COMPANY BY ISSUING THE RELATED RECEIVES IN THE NAME AND FOR THE COMPANY; RECEIVE ANY KIND OF GOODS, PACKAGE OR PACKAGING AND LETTER, EVEN IF RECORDED OR INSURED, POSTAL OR TELEGRAPHIC CHECKS, TRANSFER ORDERS, PAYMENT MANDATES, DEPOSITS, CHECKS, BILLS OF ANY AMOUNT, POST OFFICES AND TELEGRAPH, AGENTS AND FROM EVERY OTHER SHIPPING AND ANY OTHER THINGS BELONG TO THE COMPANY TO ANY TITLE WITHOUT LIMITS AS WELL AS TO AMOUNT OR VALUE, BY RECEIVING THE RELEVANT RECEIPTS AND REMOVING THOSE WHO HAVE CARRIED OUT PAYMENTS FROM ALL RESPONSIBILITIES OF THESE PAYMENTS AND DELIVERIES.TAKE EMPLOYEES OF ANY LEVEL OF CLASSIFICATION, EXCLUDING THE MANAGERS, IN RELATION TO WHICH THE SIGNATURE OF ANOTHER COMPANY ADMINISTRATOR WILL BE REQUIRED, HOW YOU WILL MAKE IT NECESSARY FOR THE PERFORMANCE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      OF THE COMPANY'S ACTIVITY, SET THE COMPENSATION AND THE WAGE, SUBSCRIBE THE RELATIVE WORK CONTRACTS, MODIFY THE TERMS OF THE ABOVE WORKING CONTRACTS UNDER THE ITALIAN LAW.12. PROVIDE FOR PAYMENT OF EVERY PAYMENT, WAGE, TAX, SUPPLEMENTARY CONTRIBUTIONS TO EMPLOYEES OF THE COMPANY, INCLUDING THE MANAGERS, ALLOCATING INCREASES OF COMPENSATION AND PAYABLES TO THE EMPLOYEES OF THE COMPANY, EXCLUDING THE MANAGERS ON WHICH THE SIGNATURE WILL BE REQUIRED ANOTHER ADMINISTRATOR OF THE COMPANY, IMPLEMENT ANY VARIABLE REMUNERATION FORM, MANAGING RELATIONSHIPS WITH FISCAL AND PREVENTIVE AND RETURNED AUTHORITIES AND- OR SUBSCRIBE ANY NECESSARY DECLARATION AND INSTANCE OF RELATED COMPANYEMPLOYEES (IVI INCLUDED, EXEMPLARY, BUT NOT EXHAUSTIVE) , FISCAL AND PREDICTIONAL STATEMENTS) AS YOU NEED FOR THE ACTIVITY OF THE COMPANY, INCLUDING THE MANAGERS.DRAW AND - OR SUBSCRIBE DETACHMENT AGREEMENTS AND - OR TRANSFER OF COMPANY EMPLOYEES, INCLUDING THE MANAGERS, MANAGING RELATIONSHIPS WITHPERSONNEL ADMINISTRATION COMPANY AND SUBSCRIBING THE RELATIVE CONTRIBUTIONS OF ADMINISTRATION AS YOU NEED FOR THE CONDUCT OF THE ACTIVITIES OF THE COMPANY, ACTING IN THE NAME AND FOR THE COMPANY BY THE COMPETENT AUTHORITIES FOR IMMIGRATION ISSUES RELATED TO COMPANY EMPLOYEES'.LICENSE EMPLOYEES OF THE COMPANY OF ANY LEVEL OF CLASSIFICATION, WITH THE EXCLUSION OF THE MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED, AND TO ACT IN THE NAME AND FOR THE COMPANY'S NAME IN FRONT OF THE COMPANY OR FRONT REPRESENTATIVE REPRESENTATIVES TO THE TRADE UNION SECTOR ORGANIZATIONS.START ANY NECESSARY DISCIPLINARY DISPUTE IN RESPECT OF ANY EMPLOYEE OF THE COMPANY, EXCLUDING MANAGERS IN RELATION TO WHICH THE SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY WILL BE REQUIRED AND COMMIT THE RELEVANT DISCIPLINARY PENALTY.ACTING IN THE NAME AND FOR THE COMPANY'S REPRESENTATION THROUGH ANYMEASURE AND - OR CLAIM RAISED BY AN EMPLOYEE OF THE COMPANY, INCLUDING THE MANAGERS AND MANAGING AND ADOPTING SUCH WARRANTIES FOR COMPETENT PREVENTIVE AND FISCAL AUTHORITIES, AND FORWARDING REGIONAL OFFICES, PROVINCIAL OR MUNICIPAL WORK AND FORWARD THE TRIBUNALS OF LABOR, EXPLORE ANY NECESSARY FORMALITIES, DEPOSIT DECLARATIONS, SIGN AND SUBMIT REQUESTS, ACTS, APPEALS AND NOTES, APPOINT THE CONSULTANTS, LAWYERS AND PROSECUTORS, CONFIRMING THEM EVERY NECESSARY TO SIGN UP FORWARDS, SUBMIT ANY TRANSACTIONAL AGREEMENT WITH AN COMPANY EMPLOYEE, INCLUDING THE MANAGERS, MAKING THE AGREED PAYMENTS AND RELEASING THE RELATED RECEIVABLES.ACTING ALL THE NECESSARY ACTIVITIES TO GUARANTEE, PROTECT AND ACQUIRE THERIGHTS OF THE COMPANY, WHICH DECLARATIONS, REQUESTS, QUOTATIONS, OR REQUESTS AT ANY TAX OR PUBLIC AUTHORITY, APPEAR IN THE COURT OF THE TAX COMMISSION FOR ANY SITE OR DEGREE WITH TO BE ABLE TO ACHIEVE A FINAL TRANSACTION AGREEMENT REGARDING DISPUTES IN PROGRESS; REQUEST REIMBURSEMENT FOR TAXES AND CONTRIBUTIONS PAYED AND FOR EACH OTHER SUM OF THE COMPANY, WITH THE RIGHT TO RECEIVE AND DELIVER THE RELATED RECEIPTS. ONLY WITH THE PRIOR AUTHORIZATION OF THE ADMINISTRATIVE BODY, TO BEGIN A JUDICIAL PROCEDURE OR TO RESIST IN A JUDICIAL ACTION, IN ANY DEGREE, INCLUDING THE COURT OF CASSATION, THE STATE COUNCIL, APPOINTING ATTORNEYS TO LITIGATION AND DEFENSE FOR THIS PURPOSE APPOINTING ARBITRATION FOR THE PURPOSE OF SETTLING AND SIGNING THE RELATIVE AGREEMENTS.SIGN AND DEPOSIT ANY NOTICE, COMMUNICATION, REQUEST, NOTE

   Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      INFORMATION ABOUT ANY ITALIAN PUBLIC OFFICE, WHICH, FOR EXAMPLE, THE REGISTER OF COMPANIES, THE CHAMBER OF COMMERCE, THE VAT OFFICE AND THE REVENUE AGENCY.SUBSCRIBE RENTAL AGREEMENTS RELATED TO THE PREMISES USED FOR THE CONDUCT OF SOCIAL ACTIVITY, WHOSE ANNUAL RENTAL FEE DOES NOT EXCEED € 75,000. ANYLEASE CONTRACT WITH HIGHER ANNUAL FEE A75,000 EURO, REQUIRES THE JOINT SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.SIGN THE CONTRACTS FOR THE ACTIVATION OF THE UTILITIES (WHICH ELECTRICITY, TELEPHONE, TELEX, TELEFAX, ETC.) NECESSARY FOR THE COMPANY AND ACTING IN RELATION TO THE QUESTIONS THAT RELATE TO THEMASK FOR THE PAYMENT OF PAYMENTS AT THE COMPANY'S BANKING OR POSTAL ACCOUNTS'.OPEN OR CLOSE CURRENT ACCOUNTS AT ANY BANK OR OTHER CREDIT INSTITUTE, FOR THE COMPANY, IN ITALY, NEGOTIATING THE RELATIVE TERMS AND CONDITIONS.WITHDRAW FROM THE COMPANY'S BANK ACCOUNTS, EVEN UNCOVERED, WITHIN THELIMITS OF THE FIDES GRANTED TO THE COMPANY, IN ORDER TO PROVIDE FOR PAYMENTS DUE BY THE COMPANY, INCLUDING PAYMENTS FOR ASSISTANCE CONTRIBUTIONS AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES, OF VAT. A DEBT AND DIRECT AND INDIRECT TAXES CHARGED TO THE COMPANY'. REQUEST CREDIT CARDS AND SIGN THE CHECKS.AUTHORIZE THE TRADER OF THE COMPANY TO COMMUNICATE TO THE OFFICE OF REVENUE, THROUGH THE F24 TELEMATIC CHANNEL, THE BANKING COORDINATES OF THE COMPANY, FOR THE EXCLUSIVE PURPOSE OF THE CHARGES WHICH ORIGINATE FROM FISCAL DEADLINES AND THEIR DECLARATION DUE BY THE COMPANY'.PROVIDE MONEY AND SECURITY DEPOSITS, TURN THE CASH OR CIRCULAR COLLECTIONS.OPEN, MODIFY OR EXTINGUISH POSTAL CURRENT ACCOUNTS, MAKING ANYOPERATION ALLOWED ON THE SAME MONTHS, INCLUDING THE POSTAL SENDING AND REMISSION OF POST.PERFORM ALL THE OPERATIONS RELATIVE TO THE SAFETY CASSETTES TO BE MADE OREXTINGUISHED BY CREDIT INSTITUTIONS, RELEASING AT THE SAME WIDE DISCHARGE OF LIABILITY WITH REGARD TO IT.OPERATE FOR THE OPENING OF CREDIT LINES, THE GRANTING OF DISCOUNTS ANDBANKING ADVANCES, OF DISCOVERING BANK ACCOUNTS AND MORTGAGES AND FINANCING ESTABLISH THE TERMS AND CONDITIONS AND WITH THE TOTAL AMOUNT OF EURO 75,000 AND FOR HIGHER AMOUNTS TO AD EURO 75,000 WITH SIGNATURE OF ANOTHER ADMINISTRATOR OF THE COMPANY'.ISSUE BANK CHECKS, ISSUE OR TURN CHANGES, CHANGE, ACCEPT OR TURN TRADE CHIPS AND OTHER CREDIT OR ORGANIZATION SECURITIES, REQUEST CIRCULAR CHECKS WITHIN THE AMOUNT OF EURO75,000 AND FOR AMOUNT OVER € 75,000, WITH THE PRIOR AUTHORIZATION OF A DIRECTOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER, ETC.REQUEST THE ISSUE OF GUARANTEES, NEGOTIATING AND SUBSCRIBING THE RELATED AGREEMENTS, TO BANKS, CREDIT INSTITUTIONS OR FINANCIAL ARRANGEMENTS FORMAXIMUM AMOUNTS OF EURO75,000 AND FOR HIGHER AMOUNTS, WITH PRIOR AUTHORIZATION OF ANOTHERADMINISTRATOR OF THE COMPANY, WHICH CAN BE ISSUED AT ANY FORM, BY EMAIL, TELEFAX, LETTER ETC..APPOINT AND REVOKE SPECIAL PROCURATORS, IN THE LIMIT OF THE POWERS OF THE ABOVE.THE POWERS OF THE ABOVE MAY BE EXERCISED, BOTH IN ITALY AND ABROAD AND IN ANY COUNTRY THE COMPANY TURNS ON ACTIVITIES'.

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      protocol n. 79410/2013 of 10/18/2013forms  Acts registered and / or deposited in the Business Register of TORINO REA: TO-1166250 on 02/10/2017official protocol no. 19044/2014 of 02/07/2014registrati on forms  protocol n. 9310/2014 of 01/21/2014forms  proceedings  inscriptions  protocol n. 1713/2014 of 08/01/2014forms  proceedings  C4 - com. single presented for the purposes of re and revenue agency UL - opening change termination of local or corporate unit Number of models: 1 S3 - winding up liquidation bankruptcy cancellation companyRegistration date: 02/07/2014 CANCELLATION FROM THE COMPANIES REGISTERTHE COMPANY HAS TRANSFERRED ITS REGISTERED OFFICE BY CEASING EVERY ACTIVITY IN THIS PROVINCECANCELLATION DATE: 02/07/2014C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 2 S - list of members and holders of shares or sharesS2 - company modification, consortium geie, public body econ.communication of the sole partner of srl / plurality of partnersAct date: 10/01/2014 Registration date: 01/23/2014 another form Registration date: 01/23/2014 AEGERION PHARMACEUTICALS INC. Tax code: 97601850155 TERMINATION OF CHARGE OR QUALIFICATION OF:SINGLE MEMBER DATE APPOINTED 29/11/2012Registration date: 01/23/2014 AEGERION PHARMACEUTICALS LIMITEDAPPOINTMENT CHARGE AND / OR QUALIFICATION OF:RECRUITMENT OF THE QUALIFICATION OF A SINGLE MEMBER WITH AN ACT DATED 10/01/2014C1 - single communication presented for the purpose. S - list of members and holders of shares or sharestransfer and other operations on shares of srlAct date: 12/13/2013 Registration date: 01/10/2014 another form notary: BRGLEI74L07L719W

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      official protocol no. 259092/2013 of 10/21/2013forms  protocol n. 32221/2013 of 27/02/2013forms  proceedings  inscriptions  protocol n. 30382/2013 of 02/22/2013forms  proceedings  inscriptions  protocol n. 29247/2013 of 02/20/2013forms  proceedings  UL - opening modification termination of local or corporate unit Number of models: 1 C1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.power of attorney to rectification model prot. 30382/13 Act date: 02/13/2013 Registration date: 03/01/2013 other form Registration date: 01/03/2013 WEGEN MARYCHANGE YOUR DATAby: WEGER MARY PREVIOUS VALUES:surname: WEGEN NAME: MARY DATE OF BIRTH: 10/16/1958 PLACE OF BIRTH: NEW YORK - UNITED STATES AMERICAC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 1 S2 - company modification, consortium geie, public body econ.attorneyAct date: 02/13/2013 Registration date: 02/26/2013 public deed notary: RAGOZZINO INES Repertory No: 5038/1742 Location: Turin (TO) Registration No.: 1403 / 1t of 02/21/2013 Registration location: TORINO (TO) Registration date: 02/26/2013 WEGEN MARYAPPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED TO THE SPECIAL OFFICER'S OFFICE WITH ACT 2/13/2013 DURATION: UNTIL REVOCATIONC1 - single communication presented for the purpose.P - entry in the register of deeds and facts relating to persons Number of models: 4 S2 - company modification, consortium geie, public body econ.delegated powers of the board of directors Act date: 24/01/2013 Registration date: 02/22/2013

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      inscriptions  protocol n. 28457/2013 of 02/19/2013forms  protocol n. 146147/2012 of 06/12/2012forms  proceedings  Registration date: 02/22/2013 MAXIMUM BORIEROTax ID number: BRRMSM61P10L219Q ALLOCATED POWERS:PREVIOUS POWERS:THE NOMINATED ADMINISTRATIVE BODY HAS THE MOST WIDE POWERS FOR THE ORDINARY AND EXTRAORDINARY MANAGEMENT OF THE COMPANY, WITH THE FACULTY OF CARRYING OUT ALL THE ACTS TO BE NECESSARY AND / OR APPROPRIATE FOR THE IMPLEMENTATION AND THE ACHIEVEMENT OF SOCIAL PURPOSE, EXCLUDED ONLY THOSE THAT THE LAW AND THE RULES OF OPERATION RESERVE THE MEMBERS 'DECISION.Registration date: 02/22/2013 BOURSIER JEAN-YVES PHILIPPETax ID number: BRSJYV59D09Z110E ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)Registration date: 02/22/2013 COOK ANNE MARIETax ID number: CKONMR61R53Z404X ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)Registration date: 02/22/2013 FITZPATRICK MARK JOSEPH Tax ID number: FTZMKJ62R01Z404Q ALLOCATED POWERS:PREVIOUS POWERS: (ABSENT)C1 - single communication presented for the purpose.S5 - start, modification, cessation of activity in the registered officeC4 - com. single presented for re purposes and VAT revenue agency - VAT formP - entry in the register of deeds and facts relating to persons Number of models: 5 S - list of members and holders of shares or sharesS1 - registration of a company, consortium, geie., public body and with.constitutive Act Act date: 11/29/2012 Registration date: 12/12/2012 public document notary: COVONE MATILDE Repertoire n: 4336 Locality: Rome (RM) appointment / confirmation of directors Act date: 11/29/2012

 Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017      inscriptions  n  insidersinsiders(processing from INPS source)    Registration date: 12/12/2012 REGISTRATION IN THE ORDINARY SECTION OF THE REGISTER OF COMPANIES  Registration date: 12/12/2012 AEGERION PHARMACEUTICALS INC. Tax code: 97601850155 APPOINTMENT CHARGE AND / OR QUALIFICATION OF: REGISTRATION AS A SINGLE MEMBER WITH AN ACT OF 11/29/2012Registration date: 12/12/2012 MAXIMUM BORIEROTax ID number: BRRMSM61P10L219Q APPOINTMENT CHARGE AND / OR QUALIFICATION OF:IT HAS BEEN APPOINTED AS PRESIDENT OF THE BOARD OF DIRECTORS WITH AN ACT OF 11/29/2012 DURATION: UNTIL REVOCATIONREGISTERS ITS OWN APPOINTMENT OF WHICH YOU HAVE RECEIVED ON 11/29/2012 TO THE OFFICE OF COUNCILOR WITH THE DECEMBER 29/12/2012 DURATION: UNTIL REVOCATIONRegistration date: 12/12/2012 BOURSIER JEAN-YVES PHILIPPETax ID number: BRSJYV59D09Z110E APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH YOU HAVE RECEIVED ON 11/29/2012 TO THE OFFICE OF COUNCILOR WITH THE ACT OF 11/29/2012 DURATION: UNTIL THE REVOCATION DATE PRESENTATION 06/12/2012Registration date: 12/12/2012 COOK ANNE MARIETax ID number: CKONMR61R53Z404X APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP ITS OWN APPOINTMENT OF WHICH YOU HAVE RECEIVED ON 11/29/2012 TO THE OFFICE OF BOARD OF DIRECTORS OF 11/29/2012PRESENTATION DATE 06/12/2012Registration date: 12/12/2012 FITZPATRICK MARK JOSEPH Tax ID number: FTZMKJ62R01Z404Q APPOINTMENT CHARGE AND / OR QUALIFICATION OF:SIGN UP OUR APPOINTMENT OF WHICH YOU HAVE RECEIVED ON 11/29/2012 TO THE OFFICE OF COUNCILOR WITH THE ACT OF 11/29/2012 DURATION: UNTIL THE REVOCATION DATE PRESENTATION 06/12/2012Extreme deed of incorporatio  Type of act: constitutive Act Notary: COVONE MATILDE Repertoire number: 4336 Location: ROMA (RM)

       Business Register Official archive of the CCIAA Document n . T 307611683 extracted from the Business Register on 02/26/2019   AEGERION PHARMACEUTICALS SRL.Tax Code 10840610017           Employees  Total  reference values 2018  I quarter   1   1     II quarter   2   2     III quarter   2   2     Year 2018 (average value)  2  2  Historical REA information        complaint amendment of 09/25/2017  Effective date: 09/14/2017         start of activity'      MARKETING SERVICES OF PHARMACEUTICAL PRODUCTS MARKED BY THE DELG BRAND COMPANY MEMBERSHIP OF MEMBERSHIP          primary activity variation        PREVIOUS VALUE: (ABSENT)      REA REA historical information: MO-396839 to 02/10/2017        complaint amendment of 02/17/2014  Effective date: 01/23/2014         start of activity'      OF MARKETING SERVICES OF PHARMACEUTICAL PRODUCTS MARKED BY THE BRAND OF THE COMPANY GROUP OF MEMBERSHIP          change in activity status'      PREVIOUS VALUES: DATE BEGIN ACTIVITY: 01/02/2013 STATE: INACTIVE        complaint amendment of 01/29/2014  Effective date: 01/23/2014         local unit termination        n.1, MODENA (MO) VLE VIRGILIO 58 / C      REA REA historical information: TO-1166250 to 02/10/2017        complaint amendment of 02/19/2013  Effective date: 02/01/2013       variation of the prevailing activity of the enterprise        FROM 01/02/2013 MARKETING SERVICES OF PHARMACEUTICAL PRODUCTS MARKED BY THE BRAND OF THE COMPANY GROUP OF MEMBERS.          start of activity'      FROM 01/02/2013 MARKETING SERVICES OF PHARMACEUTICAL PRODUCTS MARKED BY THE BRAND OF THE COMPANY GROUP OF MEMBERS.          primary activity variation        PREVIOUS VALUE: (ABSENT)        change in activity status'      PREVIOUS VALUES: DATE BEGIN ACTIVITY: (ABSENT) STATE: INACTIVE        10 Business upgrade        Last protocol date  18/01/2019